UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act file number 811-5349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Suite 500, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Kenneth L. Greenberg, Esq.
One New York Plaza	Drinker Biddle & Reath LLP
New York, New York 10004	One Logan Square
18th and Cherry Streets
Philadelphia, PA 19103

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2006

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

SPECIALTY FUNDS I	Annual Report December 31, 2006

Goldman Sachs Tollkeeper FundSM Goldman Sachs Structured Tax-Managed Equity Fund Goldman Sachs Real Estate Securities Fund

Goldman Sachs Specialty Funds I

■	GOLDMAN SACHS TOLLKEEPER FUNDSM

■	GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

■	GOLDMAN SACHS REAL ESTATE SECURITIES FUND

The Tollkeeper FundSM invests in equity securities of high quality technology, media or service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage. The Tollkeeper FundSM is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in “Tollkeeper” companies, its net asset value may fluctuate substantially over time and its performance may be substantially different from the returns of the broader stock market.
The Structured Tax-Managed Equity Fund invests in a broadly diversified portfolio of U.S. equity investments and is subject to market risk so that the value of the securities in which it invests may go up or down in response to the prospects of individual companies, particular industry sectors and/or general economic conditions. The Fund may invest in securities of any capitalization, including mid-cap and small-cap companies, which involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements. The Fund uses both a variety of quantitative techniques and fundamental research when selecting investments which have the potential to maximize the Fund’s after-tax return, and minimize capital gains and income distributions. Of course, no assurance can be offered that the Structured Tax-Managed Equity Fund’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Fund to shareholders. The Fund is not suitable for IRAs or other tax-exempt or tax-deferred accounts.
IRS Circular 230 disclosure: Goldman, Sachs & Co. (“Goldman Sachs”) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.
The Real Estate Securities Fund invests primarily in a diversified portfolio of equity investments in issuers related to the real estate industry, including Real Estate Investment Trusts (“REITs”). The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs and real estate companies are also subject to risks generally associated with investments in real estate including possible declines in the value of real estate, general and local economic conditions, environmental problems and changes in interest rates. The Fund is subject to greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors. Securities of issuers held by the Fund may lack sufficient market liquidity to enable the Fund to sell the securities at an advantageous time or without a substantial drop in price. Because the Fund invests in issuers related to the real estate industry, its net asset value may fluctuate substantially overtime and its performance may be substantially different from the returns of the broader stock market.
Effective January 6, 2006, the CORESM Tax-Managed Equity Fund was renamed the Structured Tax-
Managed Equity Fund.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS TOLLKEEPER FUNDSM
What Differentiates the Goldman Sachs
Tollkeeper Investment Process?
The Goldman Sachs Tollkeeper Fund seeks to provide investors with a unique solution to investing in companies that are well positioned to benefit from the proliferation of technology. The Fund invests in a portfolio of high quality technology, media and service companies that adopt or use technology to improve their cost structure, revenue opportunities or competitive advantage.

Goldman Sachs’ Growth Equity Investment Process

Buy the business: Invest as though we are actually buying the company, rather than trading its stock Buy high quality growth businesses with the following attributes:

■ Strong brand name ■ Dominant market share ■ Recurring revenue stream	■ Free cash flow generation ■ Long product life cycles ■ Strong company management

Buy at a discount to the business’ true value

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk/reward characteristics and the team’s conviction in the overall business

Growth stock portfolio that:

■  is a high quality portfolio that is strategically positioned for long-term growth potential
■ has low turnover — a result of bottom-up stock selection with a focus on long-term investing

PORTFOLIO RESULTS
Tollkeeper Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Tollkeeper Fund during the one-year reporting period that ended December 31, 2006.
  Performance Review

During the one-year period that ended December 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 12.72%, 11.76%, 11.91%, 13.12% and 12.52%, respectively. These returns compare to the 9.52% cumulative total return of the Fund’s benchmark, the NASDAQ Composite Index, over the same time period.

The Fund generated solid results during the reporting period and outperformed its benchmark. This was due, in part, to strong stock selections.
  Market Review

After a sluggish start in 2006, the U.S. stock market rallied sharply from mid-July through December. For the year as a whole, the S&P 500 Index returned 15.79%, its best performance since 2003. All 10 sectors in the Index rose during the year, led by Telecom and Energy. In contrast, Healthcare and Information Technology stocks underperformed. The stock market rose due to a pause in Federal Reserve Board rate hikes, moderating oil prices, continued strong corporate profits, and a robust merger and acquisition (M&A) environment.
  Portfolio Positioning

Wireless tower company American Tower Corp. enhanced the Fund’s results as its shares were up nearly 40% during the period. The company continues to benefit from increased demand for wireless broadband and service coverage. We believe American Tower is well positioned as consumers continue to demand high-speed content delivery on handheld devices and better coverage from their wireless carriers.

Western Union Company contributed to performance after First Data spun off the firm at the end of September. Strength was driven by healthy growth in the company’s money transfer business. We believe the political environment with respect to the Mexican corridor is improving and management is taking aggressive measures on price and marketing to regain customer confidence. In addition, we believe Western Union has a large opportunity with its banking operation. Finally, Western Union acquired Pago Facil, the largest collector/processor of public cash payments in Argentina. Western Union gained 3,300 locations through the deal and plans to add bill payment and money transfer capabilities to its new entity. If management executes well, we believe Western Union has a very positive long-term growth outlook.

PORTFOLIO RESULTS

The Fund’s videogame publishers, Activision, Inc. and Electronic Arts, produced mixed returns during the year. Activision contributed to performance as it delivered better-than-expected results and issued a higher-than-expected sales forecast for the U.S. holiday season. Electronic Arts ended the year down as Sony released a disappointing sales report for its PlayStation 3 videogame console due to a supply shortage. Shares of Electronic Arts fell on the news as the company has more exposure to PlayStation 3 than Activision. We believe this is a short-term issue and Electronic Arts is well positioned for future growth as demand for its Madden NFL 2007 videogame has been strong. Madden NFL 2007 is believed to have the potential to be the biggest seller in the videogame arena in terms of units sold. We continue to have high conviction in the Fund’s video game publishers as they have dominant market shares in a rapidly growing industry.

Shares of Yahoo, Inc. were sold off after the company reported second quarter earnings and warned of weakness in third quarter sales. This was the result of slower-than-expected growth in auto and financial advertising spending. Slightly lower-than- expected second quarter revenue was attributed to the company’s lower revenue share in the search category of advertising. However, we observed that Yahoo has been holding its share in total number of searches from a volume perspective. In our view, the market overreacted to these issues as the termination of some lower quality affiliate advertisers should improve Yahoo’s network quality and monetization (revenue per search) over time. We believe that Project Panama, Yahoo’s new search platform, should increase the revenue it generates per search and help close the gap with Google. Nothing has changed regarding our long-term secular view on growth in online advertising and we believe Yahoo is one of the top franchises (along with Google) in this area. We took advantage of the stock’s weakness by adding to the position, as we believe Yahoo’s valuation is attractive.

Shares of XM Satellite Radio Holdings, Inc. detracted from returns as the company lowered its subscriber forecast for 2006 twice during the period. While the company’s performance was weak for most of the year, we began to see it turn around in November as it reported narrower third quarter losses, which were relatively in line with guidance. In addition, XM reported a better-than-expected revenue forecast for 2006. Its shares rose 16% on the news as XM cited an addition of 868,000 new subscribers and lower turnover in its existing subscriber-base. We remain confident in the company’s long-term growth potential and believe it is well positioned, specifically through the Original Equipment Manufacturer (OEM) channel, as Toyota and Honda have agreed to preinstall XM Satellite Radios in their vehicles beginning in 2007.

PORTFOLIO RESULTS
  Portfolio Highlights

■	McGraw-Hill Companies, Inc. — McGraw-Hill Companies aided returns as the company reported higher fiscal third quarter earnings and boosted its 2006 revenue outlook during the year. While the education market continued to show weakness, management attributed the company’s strength to improved cost management and performance within its financial services segment: Standard & Poor’s. McGraw-Hill also announced that it expects to post double-digit earnings growth in 2007. We continue to favor the ratings agency and believe it has strong fundamentals and should benefit from global economic growth, the spread of capitalism, and a shift from banks to debt issuance as a source of capital.

■	Research In Motion — In 2006, shares of Research In Motion were up 58%, driven by rallies in September and November that resulted from continued indications of consumer interest for the BlackBerry Pearl product. In addition, more carriers, including major operators in Europe (i.e. Vodafone), as well as Cingular in the U.S., have launched the Pearl. We believe the multimedia device should help the company’s overall growth as it expands its market from the corporate into the higher-end consumer market. The opportunity for Research In Motion to penetrate international markets such as Europe and Asia could potentially drive growth as only 25% of BlackBerry subscribers are currently located outside of North America. For example, Research In Motion just launched the Pearl with NTT DoCoMo, the largest wireless carrier in Japan, which represents a significant long-term opportunity.

■	Tessera Technologies, Inc — Tessera Technologies, a leading provider of miniaturization technologies for the electronics industry, contributed to performance during the period. Tessera’s business model is based on collecting royalties on the chip packaging and miniaturization technology it licenses to semiconductor business. Shares of Tessera rose in October after the company entered a licensing agreement with NXP, one of Europe’s largest semiconductor companies. Tessera’s stock was boosted again in December as the company announced the introduction of SHELLCASE ® RT. This is one of the world’s thinnest wafer-level chip-size packaging technologies for optical devices and image sensors, which are integrated into camera phones and other consumer electronics. We believe the product presents a significant opportunity for Tessera as it taps into the growing market of image sensors within camera phones. We believe Tessera is well positioned for future growth as the semiconductor industry continues to develop and the company’s products help meet the increasing demand for ultra thin electronics.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Growth Equity Management Team

January 12, 2007

FUND BASICS
Tollkeeper Fund
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006–	Fund Total Return	NASDAQ
December 31, 2006	(based on NAV)[1]	Composite Index[2]

Class A	12.72%	9.52%
Class B	11.76	9.52
Class C	11.91	9.52
Institutional	13.12	9.52
Service	12.52	9.52

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The NASDAQ Composite Index is a broad-based capitalization-weighted index of all NASDAQ National Market and Small-Cap stocks. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period ended December 31, 2006	One Year	Five Years	Since Inception (10/1/99)

Class A	6.48%	1.55%	-1.94%
Class B	6.76	1.56	-1.93
Class C	10.91	1.93	-1.93
Institutional	13.12	3.13	-0.78
Service	12.52	2.64	-1.25

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 12/31/06[4]

Holding	% of Net Assets	Line of Business

Activision, Inc.	5.6%	Computer Software
Tessera Technologies, Inc.	5.6	Semi-Capital
American Tower Corp.	5.0	Telecommunications
FormFactor, Inc.	4.7	Semi-Capital
Electronic Arts, Inc.	4.4	Computer Software
Linear Technology Corp.	4.4	Semiconductors
Lamar Advertising Co.	4.4	Publishing
The McGraw-Hill Companies, Inc.	4.2	Commercial Services
Google, Inc.	4.1	Internet & Online
Iron Mountain, Inc.	3.8	Commercial Services

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
What Differentiates the Goldman Sachs
Structured Tax-Management Process?
In managing money for many of the world’s wealthiest taxable investors, Goldman Sachs often constructs a diversified investment portfolio around a tax-managed core. With the Goldman Sachs Structured Tax-Managed Equity Fund, investors can access Goldman Sachs’ tax-smart investment expertise while capitalizing on this same strategic approach to portfolio construction.
                                                     Goldman Sachs’ Structured Tax-Management Investment Process

Goldman Sachs’ Structured investment process is a disciplined quantitative approach that has been consistently applied since 1989. With this Fund, the Structured process is enhanced with an additional layer that seeks to maximize after-tax returns.

■ Comprehensive ■ Rigorous ■ Objective	■ Extensive ■ Fundamental ■ Insightful

Advantage: Daily analysis of approximately 3,000 U.S. equity securities using a proprietary model

■  Benchmark driven

■  Sector and size neutral

■  Tax optimized

Tax optimization is an additional layer that is built into the existing Structured investment process — a distinct advantage. While other managers may simply seek to minimize taxable distributions through a low turnover strategy, this extension of the Structured investment process seeks to maximize after-tax returns — the true objective of every taxable investor.

Advantage: Value added through stock selection — not market timing, industry rotation or style bias

■  A fully invested, style–consistent portfolio

■  Broad access to the total U.S. equity market

■ A consistent goal of maximizing after-tax risk-adjusted returns

PORTFOLIO RESULTS
Structured Tax-Managed Equity Fund
Dear Shareholder:
This report provides an overview on the performance of the Goldman Sachs Structured Tax-Managed Equity Fund during the one-year reporting period that ended December 31, 2006.
  Performance Review

Over the one-year period that ended December 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 13.34%, 12.55%, 12.48%, 13.76% and 13.21%, respectively. These returns compare to the 15.72% cumulative total return of the Fund’s benchmark, the Russell 3000 Index (with dividends reinvested), over the same time period.

The Fund’s underperformance relative to the benchmark was concentrated in the period from August through November, when the market experienced what might be considered a “low-quality” rally. For example, during this time, stocks with low quality rankings according to Standard & Poor’s outperformed their higher-ranked counterparts. (We consider stocks ranked “A+”, “A” and “A-” by S&P to be “high quality,” and those ranked “B-” and “C” as “low quality”). In addition, companies with negative earnings fared far better than those with earnings, and companies that did not pay dividends outpaced those that did. In contrast, over the long term, we believe that higher quality companies tend to outperform lower quality counterparts. In this type of market, the investment themes we rely on to add value typically do not work as we expect, and this period was no exception. For the August through November timeframe, all of our investment themes contributed negatively to returns.

For the first seven months of the year, the Fund’s Class A Shares had outperformed the Fund’s benchmark, returning 3.27% versus 3.13%. During this period, all six themes produced positive returns, with Momentum leading the way, and Valuation, Management Impact and Profitability also contributing quite positively. Then, starting in August, the themes all detracted from performance, with Momentum and Management Impact detracting the most over this time.

Over the long term, we expect most of our excess returns (gross portfolio return minus benchmark return) to be explained by our portfolios’ exposures to our themes. However, sometimes our themes don’t completely explain our returns. We call what is left over the residual, or unexplained portion of return. We have recently enhanced the way that we analyze our performance to better understand the themes that impact the Fund’s returns. We have found that some themes did a better job of telling us which stocks to underweight versus which to overweight. In addition, some themes didn’t fare well in some sectors, as evidenced by the fact that stock selection was negative in some sectors. Thus, even when the themes did work as expected on average, they didn’t do so in driving all of our stock selection. Combined with those themes that didn’t work as a result of the market environment late in the year, the Fund underperformed its benchmark over the period.

PORTFOLIO RESULTS

In addition, “Events,” or stocks with unexpectedly big moves, also hurt returns. Most notably, we tended to overweight stocks that had significant downward moves on or around the day they reported earnings. This is not something we expect to see and, in fact, later in the year stocks with earnings announcements had a modestly positive impact on returns.

We view the market environment that we experienced toward the end of 2006 as unusual and continue to believe in the long-term efficacy of our stock selection factors.
  Market Review

The broad market, as measured by the Russell 3000 Index, returned 15.72% over the 12-month period ended December 31, 2006. All ten sectors in the Index were up for the period, with Telecommunication Services (+34.0%) and Utilities (+21.8%) experiencing the largest absolute gains. The top-weighted Financials (+19.8%) sector was the largest positive contributor (weight times performance) to the Index’s gains during the year.
  Portfolio Positioning

The Structured Tax-Managed Equity Fund seeks to provide investors with a tax-efficient means for maintaining broadly diversified exposure to the entire U.S. equity market. The benchmark is the Russell 3000 Index, which covers a range of issuers from large- to small-cap stocks. In managing the Structured products, we do not take size or sector bets. Rather, we seek to add value versus the Fund’s benchmark by individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values (relative to other stocks in the same industry). We prefer stocks whose prospects are being viewed more favorably by fundamental research analysts, those with better profitability characteristics than their industry peers, and those that have earnings that come from cash-based sources. Our portfolio construction process integrates tax considerations into investment decisions with the goal of maximizing after-tax return

In terms of individual stocks, overweights in Alkermes, Inc., UnitedHealth Group, Inc., and Circuit City Stores, Inc. were among the least successful for the period. Conversely, overweight positions in Corning, Inc., Hewlett-Packard Co., and Freescale Semiconductor, Inc. were the biggest positive contributors to excess returns for the period. Corning and Freescale Semiconductor were sold during the reporting period.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team February 12, 2007

FUND BASICS
Structured Tax-Managed Equity Fund
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006–	Fund Total Return
December 31, 2006	(based on NAV)[1]	Russell 3000 Index[2]

Class A	13.34%	15.72%
Class B	12.55	15.72
Class C	12.48	15.72
Institutional	13.76	15.72
Service	13.21	15.72

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Russell 3000 Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period ended December 31, 2006	One Year	Five Years	Since Inception (4/3/00)

Class A	7.15%	7.15%	1.72%
Class B	7.55	7.28	1.83
Class C	11.48	7.58	1.80
Institutional	13.76	8.83	3.00
Service	13.21	8.27	2.49

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares, the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 12/31/06[4]

Holding	% of Net Assets	Line of Business

Exxon Mobil Corp.	4.1%	Oil & Gas
Microsoft Corp.	2.5	Software
Bank of America Corp.	2.4	Banks
Pfizer, Inc.	2.3	Pharmaceuticals
J.P. Morgan Chase & Co.	2.3	Diversified Financials
Cisco Systems, Inc.	2.2	Communications Equipment
Hewlett-Packard Co.	1.9	Computers & Peripherals
Time Warner, Inc.	1.8	Media
Wells Fargo & Co.	1.8	Banks
Merck & Co., Inc.	1.7	Pharmaceuticals

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
STANDARDIZED AFTER-TAX PERFORMANCE AS OF 12/31/06

			Since Inception
Class A Shares	One Year	Five Years	(4/3/00)

Returns before taxes*	7.15%	7.15%	1.72%
Estimated returns after taxes on distributions**	7.06	7.11	1.68
Estimated returns after taxes on distributions and sale of Fund shares***	4.77	6.19	1.46

The estimated after-tax returns are calculated using the historically highest individual federal marginal income tax rates at the time of distributions (currently 15% for qualifying ordinary income dividends and long-term capital gain distributions and 35% for non-qualifying ordinary income dividends) and do not reflect state and local taxes. Actual after-tax returns will be calculated at calendar year-end and depend on an investor’s tax situation and may differ from those shown. In addition, the after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Returns After Taxes on Distributions and Sale of Fund Shares to be greater than the Returns After Taxes on Distributions or even Returns Before Taxes. Standardized after-tax returns assume reinvestment of all distributions at NAV and reflect a maximum initial sales charge of 5.5% for Class A Shares.
* Returns Before Taxes do not reflect taxes on distributions on the Fund’s Class A Shares nor do they show how performance can be impacted by taxes when shares are redeemed.
** Estimated Returns After Taxes on Distributions assume that taxes are paid on distributions on the Fund’s Class A Shares (i.e., dividends and capital gains) but do not reflect taxes that may be incurred upon redemption of the Class A Shares at the end of the performance period.
*** Estimated Returns After Taxes on Distributions and Sale of Shares reflect taxes paid on distributions on the Fund’s Class A Shares and taxes applicable when the shares are redeemed.
SECTOR ALLOCATION[5]

Percentage of Net Assets

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
What Differentiates the Goldman Sachs
Real Estate Securities Investment Process?
The Goldman Sachs Real Estate Securities Fund seeks to generate long-term growth of capital and dividend income by investing primarily in real estate investment trusts (REITs). REITs offer daily liquidity, strong historic returns, low volatility and low correlation to traditional asset classes.

Goldman Sachs’ Real Estate Securities Investment Process

Buy high quality companies.
We seek to purchase those companies that combine the best market exposures, management teams, capital structures and growth prospects.

Buy at a reasonable price.

We seek to consistently select securities at a discount to the intrinsic value of the business.

Diversification reduces risk.

We seek to diversify the portfolio holdings based on property type and geographic markets to manage risk without compromising returns.

Team Based:
Portfolio decisions are made by the entire team

Continuous Scrutiny:
Daily review of market, industry and company developments

Fundamental Analysis:
Portfolio holdings are determined by the risk reward characteristics and the team’s conviction in the overall business and management’s ability to create value

Real estate securities portfolio that:

■  is a high quality portfolio that is strategically positioned for long-term growth potential

■ has low turnover — a result of bottom-up stock election with a focus on long-term investing

PORTFOLIO RESULTS
Real Estate Securities Fund
Dear Shareholder,
This report provides an overview on the performance of the Goldman Sachs Real Estate Securities Fund during the one-
year reporting period that ended December 31, 2006.
  Performance Review

During the one-year period that ended December 31, 2006, the Fund’s Class A, B, C, Institutional and Service Shares generated cumulative total returns, without sales charges, of 34.31%, 33.33%, 33.29%, 34.86% and 34.17%, respectively. These returns compare to the 35.86% cumulative total return of the Fund’s benchmark, the Dow Jones Wilshire Real Estate Securities Index (with dividends reinvested), over the same period.

During the reporting period, the Fund generated solid results but slightly underperformed its benchmark. Overweight positions in the Hotel and Industrial sectors, an underweight in the Apartment sector, as well as stock selection in the Self Storage sector detracted from results. In contrast, stock selection was positive in the Retail, Office, Hotel and Industrial sectors. In addition, an underweight position in the Retail sector contributed positively to performance.
  Market Review

The Wilshire Real Estate Securities Index returned 35.86% during the reporting period. This marks the seventh consecutive year of outperformance versus the S&P 500 Index, which returned 15.79% in 2006. Solid gross domestic product (“GDP”) growth, modest inflation, and stable interest rates provided a favorable macro-economic backdrop for equities and especially real estate. In terms of the real estate market, new construction levels in commercial real estate remained significantly below average levels, largely due to the housing boom which contributed to increased replacement costs. Specifically, costs increased 15% per annum in recent years in the form of land, labor, steel and concrete. Additionally, job growth, the key driver of demand for commercial real estate, continued to grow at above-average levels. During 2006, approximately 3.3 million jobs were added to the workforce. Given the ongoing demand for commercial real estate in a supply constrained environment, occupancies, rent levels and real estate investment trust (REIT) earnings continued to rapidly improve.
  Portfolio Positioning

During the reporting period, the Office sector was the top performer in the Index, returning 47.5%, after many consecutive years of underperformance. Returns were boosted by significant merger and acquisition (M&A) activity and signs of improving fundamentals. Over the past year, there have been nine privatizations of companies in the Office sector. These included private-equity firm Blackstone Group’s involvement in the acquisitions of Equity Office Properties, CarrAmerica Realty, and Trizec Properties. Additionally, moderate levels of new construction, ongoing job growth and rising replacement costs have helped fuel the fundamentals in the sector. Lower quality suburban office-focused companies lagged the higher quality central business district oriented companies. This was especially evident in quality companies with meaningful exposures to midtown Manhattan, Southern California, Washington DC, and the improving markets of Boston and San Francisco. Our overweight positions in SL Green, Brookfield Properties, Boston Properties, and Vornado Realty benefited from a high

PORTFOLIO RESULTS

level of exposure to these markets. Additionally, we believe that these companies also have the ability to create value in the form of strong management teams and robust development/re-development pipelines. These are traits we look for in all sectors.

The Self-Storage sector was the second best performing area for the reporting period, returning 42.0%. The portfolio’s underweight position in this sector detracted from performance. We continue to maintain this underweight position due to valuation concerns, as we believe compressed risk premiums and aggressive earnings expectations have now made Self-Storage one of the most richly valued sectors.

The Apartment sector also outperformed for the reporting period, returning 41.2%. This was driven by strong fundamentals and ongoing positive earnings announcements. Weakness in the for-sale housing market continues to accrue to the benefit of apartment owners. Housing affordability remains at record low levels, with home ownership now consuming 40% of median household income compared to just 25% in 1999. Over the same period, rent as a percentage of median household income has remained steady. Consequently, this gap between the cost-to-buy and the cost-to-rent has fueled significant occupancy and rent hikes in the apartment sector. Job growth and a favorable demographic backdrop have also helped the sector with echo boomers (children of baby boomers), baby boomers and immigrants showing a greater propensity to rent. We remain focused on those companies that have substantial exposure to the high barrier markets of New York, Washington, DC and the West Coast. However, we remain underweight to the sector since we believe that there is better value in other sectors.

Fundamentals continue to improve in the Industrial sector, which returned 29.2% for the reporting period. Strong GDP growth and a healthy manufacturing environment have coincided with increased demand for distribution warehouse space. Improvement in demand, coupled with continued restraint on new developments, has driven vacancies lower and rents higher. We continue to focus on those companies that will not only benefit from fundamental improvements but also from structural changes in the sector. We believe a global-oriented, high quality portfolio of modern distribution warehouse space is essential to capitalize on the trend of globalization. Hence, we maintain our overweight positions in ProLogis and AMB Property Corp. We believe these companies are led by excellent management teams that have employed innovative, industry leading business models to generate high returns on invested capital.

The Retail sector lagged for the reporting period, returning 28.8%, following several years of outperformance. The perception that retail REITs are retailers rather than property owners weighed heavily on the sector over the year. However, the trend reversed in the fourth quarter as relative valuations became more attractive and fears surrounding the strength of the consumer were alleviated by falling oil prices and lower mortgage rates. New concepts continue to drive demand in the regional mall market, including Abercrombie & Fitch’s Hollister and Ruehl, and American Eagle’s Martin & Osa. We maintain our position in higher quality companies in the sector, all of which have top-tier management teams, robust pre-leased development pipelines and quality portfolios, including Simon Property Group, Inc. and Macerich Company.

PORTFOLIO RESULTS

The Hotel sector underperformed the Index during the reporting period, returning 26.2%, due to concerns over leisure travel. We continue to maintain our position in the higher quality, luxury-oriented companies, such as Starwood Hotels & Resorts and Host Hotels & Resorts. Both firms generate over 80% of their revenues from corporate travel, not leisure travel. With new construction, particularly in the case of the high-end luxury segment muted and demand remaining strong, fundamentals continue to improve with many of the top hotel markets showing double-digit RevPAR (revenue per available room) during the year.
  Portfolio Highlights

■	AMB Property Corp. — AMB Property is a leading global developer and owner of industrial real estate, focused on major hub and gateway distribution markets throughout North America, Europe and Asia. We remain focused on companies such as AMB Property, which is benefiting from structural changes in distribution logistics for the world’s largest users of warehouse space. We believe AMB Property has a diverse, dynamic, and innovative business model that generates high returns on invested capital.

■	Kimco Realty Corp. — Kimco Realty is the nation’s largest publicly traded owner and operator of neighborhood and community shopping centers. It owns or has interest in more than 1,118 properties, totaling 143.6 million square feet of leaseable space in 45 states, Canada, Mexico and Puerto Rico. We believe the company has a solid track record of acquiring properties with below market rate leases and maintaining a strong balance sheet, and possesses a keen eye in leveraging opportunities.

■	Boston Properties, Inc. — Boston Properties is one of the largest owners, managers and developers of office properties in the U.S. With a significant presence in midtown Manhattan and San Francisco, and a robust development pipeline, we believe that Boston Properties is well positioned to capitalize on its growth opportunities. Additionally, we feel that its management team is among the most respected and accomplished in the REIT industry.

We remain confident and focused on our fundamental premise that good companies with superior management and strategies will outperform over time. As such, we are comfortable with the current positioning of the Fund.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Real Estate Securities Investment Team

January 12, 2007

FUND BASICS
Real Estate Securities Fund
as of December 31, 2006
PERFORMANCE REVIEW

January 1, 2006-	Fund Total Return	Dow Jones Wilshire Real Estate
December 31, 2006	(based on NAV)[1]	Securities Index[2]

Class A	34.31%	35.86%
Class B	33.33	35.86
Class C	33.29	35.86
Institutional	34.86	35.86
Service	34.17	35.86

[1]	The net asset value (NAV) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.
[2]	The Dow Jones Wilshire Real Estate Securities Index (with dividends reinvested) is a market capitalization-weighted index comprised of publicly traded real estate investment trusts (REIT) and real estate operating companies. The Index is unmanaged and does not reflect any fees or expenses. It is not possible to invest directly in an unmanaged index.
STANDARDIZED TOTAL RETURNS[3]

For the period ended December 31, 2006	One Year	Five Years	Since Inception (7/27/98)

Class A	26.93%	22.46%	16.35%
Class B	27.96	22.70	16.28
Class C	32.21	22.93	16.30
Institutional	34.86	24.36	17.61
Service	34.17	23.75	17.08

[3]	The Standardized Total Returns are average annual total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares and the assumed contingent deferred sales charge for Class B Shares (5% maximum declining to 0% after six years) and the assumed contingent deferred sales charge for Class C Shares (1% if redeemed within 12 months of purchase). Because Institutional and Service Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.

Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The investment return and principal value of an investment will fluctuate and, therefore, an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the total return figures in the above charts. Please visit www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
TOP 10 HOLDINGS AS OF 12/31/06[4]

Holding	% of Net Assets	Line of Business

Simon Property Group, Inc.	6.8%	Regional Malls
ProLogis	6.1	Industrial
Host Hotels & Resorts, Inc.	5.8	Hotels
Vornado Realty Trust	5.4	Diversified
Boston Properties, Inc.	4.7	Office
Kimco Realty Corp.	4.6	Shopping Centers
Archstone-Smith Trust	4.5	Residential
Equity Residential Properties Trust	4.1	Residential
AvalonBay Communities, Inc.	3.8	Residential
Brookfield Properties Corp.	3.8	Office

[4]	The top 10 holdings may not be representative of the Fund’s future investments.

FUND BASICS
SECTOR ALLOCATION[5]
Percentage of Net Assets

[5]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Short-term investments include repurchase agreements and securities lending collateral. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS TOLLKEEPER FUNDSM
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value as of December 31, 2006, of a $10,000 investment made on October 1, 1999 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark (the NASDAQ Composite Index) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Tollkeeper Fund’s Lifetime Performance
Performance of a $10,000 Investment, Dividends Reinvested, from October 1, 1999 to December 31, 2006.

Average Annual Total Return through December 31, 2006	Since Inception	Five Years	One Year
Class A (Commenced October 1, 1999)
Excluding sales charges	-1.18%	2.71%	12.72%
Including sales charges	-1.94%	1.55%	6.48%

Class B (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-1.93%	1.93%	11.76%
Including contingent deferred sales charges	-1.93%	1.56%	6.76%

Class C (Commenced October 1, 1999)
Excluding contingent deferred sales charges	-1.93%	1.93%	11.91%
Including contingent deferred sales charges	-1.93%	1.93%	10.91%

Institutional Class (Commenced October 1, 1999)	-0.78%	3.13%	13.12%

Service Class (Commenced October 1, 1999)	-1.25%	2.64%	12.52%

GOLDMAN SACHS TOLLKEEPER FUNDSM
Schedule of Investments
December 31, 2006

Shares	Description	Value
Common Stocks – 99.6%

Audio Technology – 2.0%
172,965	Dolby Laboratories, Inc.*	$5,365,374

Broadcasting & Cable/Satellite TV – 2.6%
483,365	XM Satellite Radio Holdings, Inc.*	6,984,624

Commercial Services – 8.0%
250,180	Iron Mountain, Inc.*	10,342,441
165,830	The McGraw-Hill Companies, Inc.	11,279,757

		21,622,198

Computer Hardware – 3.7%
95,295	Avocent Corp.*	3,225,736
508,310	EMC Corp.*	6,709,692

		9,935,428

Computer Services – 5.0%
218,780	CheckFree Corp.*	8,786,205
98,070	First Data Corp.	2,502,747
98,070	Western Union Co.	2,198,729

		13,487,681

Computer Software – 20.8%
871,720	Activision, Inc.*	15,028,453
91,110	Citrix Systems, Inc.*	2,464,525
236,883	Electronic Arts, Inc.*	11,929,428
332,880	Microsoft Corp.	9,939,798
235,260	NAVTEQ*	8,227,042
234,191	Salesforce.com, Inc.*	8,536,262

		56,125,508

Internet & Online – 12.2%
35,610	Baidu.com, Inc. ADR*	4,013,959
296,960	CNET Networks, Inc.*	2,699,366
24,190	Google, Inc.*	11,139,011
213,810	Netflix, Inc.*(a)	5,529,127
367,180	Yahoo!, Inc.*	9,377,777

		32,759,240

Movies & Entertainment – 1.5%
97,970	Viacom, Inc. Class B*	4,019,709

Networking/Telecommunications Equipment – 7.0%
343,810	Cisco Systems, Inc.*	9,396,327
73,000	Research In Motion Ltd.*	9,327,940

		18,724,267

Other Healthcare – 0.9%
122,264	eHealth, Inc.*	2,458,729

Other Technology – 0.7%
171,380	Cogent, Inc.*	1,886,894

Publishing – 4.4%
180,310	Lamar Advertising Co.*	11,790,471

Semi-Capital – 10.3%
339,400	FormFactor, Inc.*	12,642,650
371,520	Tessera Technologies, Inc.*	14,987,117

		27,629,767

Semiconductors – 10.9%
390,280	Linear Technology Corp.	11,833,290
252,860	Marvell Technology Group Ltd.*	4,852,383
233,780	QUALCOMM, Inc.	8,834,546
159,730	Xilinx, Inc.	3,803,171

		29,323,390

Telecommunications – 9.6%
363,350	American Tower Corp.*	13,545,688
110,931	Crown Castle International Corp.*	3,583,071
272,290	NeuStar, Inc.*	8,833,088

		25,961,847

TOTAL COMMON STOCKS
(Cost $219,935,455)		$268,075,127

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 0.7%

Joint Repurchase Agreement Account II
$1,900,000	5.292%	01/02/07	$1,900,000
Maturity Value: $1,901,117
(Cost $1,900,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $221,835,455)			$269,975,127

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUNDSM
Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Securities Lending Collateral – 1.2%

3,335,725	Boston Global Investment Trust – Enhanced Portfolio	$3,335,725
(Cost $3,335,725)

TOTAL INVESTMENTS – 101.5%
(Cost $225,171,180)		$273,310,852

LIABILITIES IN EXCESS OF OTHER ASSETS – (1.5)%		(4,084,442)

NET ASSETS – 100.0%		$269,226,410

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 29.

Investment Abbreviation:
ADR	—	American Depositary Receipt

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value as of December 31, 2006, of a $10,000 investment made on April 3, 2000 (commencement of operations) in Class A Shares (with the maximum sales charge of 5.5%). For comparative purposes, the performance of the Fund’s benchmark (the Russell 3000 Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class B, Class C, Institutional and Service Shares will vary from Class A Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/ industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Structured Tax-Managed Equity Fund’s Lifetime Performance*
Performance of a $10,000 Investment, Dividends Reinvested, from April 3, 2000 to December 31, 2006.

Average Annual Total Return through December 31, 2006	Since Inception	Five Years	One Year
Class A (Commenced April 3, 2000)
Excluding sales charges	2.58%	8.36%	13.34%
Including sales charges	1.72%	7.15%	7.15%

Class B (Commenced April 3, 2000)
Excluding contingent deferred sales charges	1.83%	7.58%	12.55%
Including contingent deferred sales charges	1.83%	7.28%	7.55%

Class C (Commenced April 3, 2000)
Excluding contingent deferred sales charges	1.80%	7.58%	12.48%
Including contingent deferred sales charges	1.80%	7.58%	11.48%

Institutional Class (Commenced April 3, 2000)	3.00%	8.83%	13.76%

Service Class (Commenced April 3, 2000)	2.49%	8.27%	13.21%

* Effective January 6, 2006, the COREsm Tax-Managed Equity Fund was renamed the Structured Tax-Managed Equity Fund.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments
December 31, 2006

Shares	Description	Value
Common Stocks – 97.7%

Aerospace & Defense – 3.8%
20,200	Lockheed Martin Corp.	$1,859,814
50,000	Northrop Grumman Corp.	3,385,000
65,000	Raytheon Co.	3,432,000
10,800	The Boeing Co.	959,472

		9,636,286

Auto Components – 0.2%
8,100	Autoliv, Inc.	488,430

Banks – 6.3%
115,842	Bank of America Corp.	6,184,805
8,300	Downey Financial Corp.	602,414
5,000	Marshall & Ilsley Corp.	240,550
116,900	U.S. Bancorp	4,230,611
4,594	Wachovia Corp.	261,628
127,200	Wells Fargo & Co.	4,523,232

		16,043,240

Beverages – 0.5%
8,600	Molson Coors Brewing Co. Class B	657,384
9,400	PepsiAmericas, Inc.	197,212
11,100	The Coca-Cola Co.	535,575

		1,390,171

Biotechnology – 2.1%
31,100	Alkermes, Inc.*	415,807
44,040	Amgen, Inc.*	3,008,372
18,100	Celgene Corp.*	1,041,293
76,200	Millennium Pharmaceuticals, Inc.*	830,580

		5,296,052

Building Products – 0.1%
3,200	USG Corp.*	175,360

Chemicals – 1.3%
20,500	Ashland, Inc.	1,418,190
10,200	H.B. Fuller Co.	263,364
16,552	Monsanto Co.	869,477
16,200	OM Group, Inc.*	733,536
247	Tronox, Inc. Class B	3,900

		3,288,467

Commercial Services & Supplies – 1.8%
10,900	Convergys Corp.*	259,202
11,900	CSG Systems International, Inc.*	318,087
42,900	Manpower, Inc.	3,214,497
1,885	PHH Corp.*	54,420
34,700	Spherion Corp.*	257,821
4,400	The Brink’s Co.	281,248
5,700	Volt Information Sciences, Inc.*	286,197

		4,671,472

Communications Equipment – 4.6%
318,900	Brocade Communications Systems, Inc.*	2,618,169
208,500	Cisco Systems, Inc.*	5,698,305
13,700	InterDigital Communications Corp.*	459,635
22,900	Motorola, Inc.	470,824
42,300	Polycom, Inc.*	1,307,493
19,460	QUALCOMM, Inc.	735,393
41,400	UTStarcom, Inc.*(a)	362,250

		11,652,069

Computers & Peripherals – 3.8%
114,858	Hewlett-Packard Co.	4,731,001
45,600	Lexmark International, Inc.*	3,337,920
79,100	Western Digital Corp.*	1,618,386

		9,687,307

Construction & Engineering – 0.6%
26,600	EMCOR Group, Inc.*	1,512,210

Diversified Financials – 7.0%
49,800	AmeriCredit Corp.*	1,253,466
4,800	Ameriprise Financial, Inc.	261,600
5,400	BlackRock, Inc.	820,260
26,000	CIT Group, Inc.	1,450,020
31,200	Citigroup, Inc.	1,737,840
7,200	CompuCredit Corp.*	286,632
15,300	EZCORP., Inc.*	248,625
12,500	Investment Technology Group, Inc.*	536,000
119,700	J.P. Morgan Chase & Co.	5,781,510
9,800	Merrill Lynch & Co., Inc.	912,380
16,500	Moody’s Corp.	1,139,490
14,700	Morgan Stanley	1,197,021
8,800	optionsXpress Holdings, Inc.	199,672
10,700	Principal Financial, Inc.	628,090
16,300	SEI Investments Co.	970,828
10,100	T. Rowe Price Group, Inc.	442,077

		17,865,511

Diversified Telecommunication Services – 1.9%
56,200	AT&T, Inc.	2,009,150
28,100	BellSouth Corp.	1,323,791
18,700	CenturyTel, Inc.	816,442
40,900	Sprint Nextel Corp.	772,601

		4,921,984

Electric Utilities – 3.0%
4,300	Constellation Energy Group, Inc.	296,141
31,900	Edison International	1,450,812
16,000	Entergy Corp.	1,477,120
70,400	PG&E Corp.	3,332,032
26,000	Reliant Energy, Inc.*	369,460
11,800	TXU Corp.	639,678

		7,565,243

Electrical Equipment – 1.4%
6,500	Acuity Brands, Inc.	338,260
16,300	Belden CDT, Inc.	637,167
26,200	Energizer Holdings, Inc.*	1,859,938

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value
Common Stocks – (continued)

Electrical Equipment – (continued)
14,600	General Cable Corp.*	$638,166
3,900	Woodward Governor Co.	154,869

		3,628,400

Electronic Equipment & Instruments – 0.7%
6,000	Tech Data Corp.*	227,220
29,800	Waters Corp.*	1,459,306

		1,686,526

Energy Equipment & Services – 0.8%
4,700	SEACOR Holdings, Inc.*	465,958
20,300	Transocean, Inc.*	1,642,067

		2,108,025

Food & Drug Retailing – 1.6%
5,979	Longs Drug Stores Corp.	253,390
103,300	Safeway, Inc.	3,570,048
11,600	Spartan Stores, Inc.	242,788

		4,066,226

Food Products – 1.7%
17,200	Archer-Daniels-Midland Co.	549,712
24,600	Dean Foods Co.*	1,040,088
52,200	Kraft Foods, Inc.	1,863,540
44,900	Tyson Foods, Inc.	738,605

		4,191,945

Gas Utilities – 0.1%
5,800	ONEOK, Inc.	250,096

Healthcare Equipment & Supplies – 1.6%
84,300	Applera Corp. - Applied Biosystems Group	3,092,967
6,300	Illumina, Inc.*	247,653
5,000	Palomar Medical Technologies, Inc.*(a)	253,350
7,200	Zimmer Holdings, Inc.*	564,336

		4,158,306

Healthcare Providers & Services – 2.9%
20,000	AMERIGROUP Corp.*	717,800
68,300	AmerisourceBergen Corp.	3,070,768
6,500	Caremark Rx, Inc.	371,215
2,000	CIGNA Corp.	263,140
15,200	Humana, Inc.*	840,712
40,830	UnitedHealth Group, Inc.	2,193,796

		7,457,431

Hotels, Restaurants & Leisure – 2.0%
19,000	Choice Hotels International, Inc.	799,900
22,900	Jack in the Box, Inc.*	1,397,816
6,700	Marriott International, Inc.	319,724
8,000	Papa John’s International, Inc.*	232,080
71,200	Wendy’s International, Inc.	2,356,008

		5,105,528

Household Products – 0.4%
7,400	Colgate-Palmolive Co.	482,776
8,120	Procter & Gamble Co.	521,872

		1,004,648

Industrial Conglomerates – 2.0%
83,300	General Electric Co.	3,099,593
29,600	Reynolds American, Inc.	1,937,912

		5,037,505

Insurance – 5.7%
734	Alleghany Corp.*	266,883
30,900	AMBAC Financial Group, Inc.	2,752,263
1,800	American National Insurance Co.	205,398
12,400	CNA Financial Corp.*	499,968
34,300	Genworth Financial, Inc.	1,173,403
72,300	Loews Corp.	2,998,281
31,867	MBIA, Inc.	2,328,203
10,700	Nationwide Financial Services, Inc.	579,940
22,200	Prudential Financial, Inc.	1,906,092
20,600	Radian Group, Inc.	1,110,546
13,200	The PMI Group, Inc.	622,644

		14,443,621

Internet & Catalog Retail – 0.2%
15,350	Coldwater Creek, Inc.*	376,382

Internet Software & Services – 1.5%
8,000	Digital River, Inc.*	446,320
5,100	Google, Inc.*	2,348,448
101,100	RealNetworks, Inc.*	1,106,034

		3,900,802

Leisure Equipment & Products – 0.4%
40,800	Marvel Entertainment, Inc.*	1,097,928

Machinery – 1.4%
27,200	AGCO Corp.*	841,568
5,175	Graco, Inc.	205,034
15,100	SPX Corp.	923,516
24,400	Terex Corp.*	1,575,752

		3,545,870

Marine – 0.3%
14,700	Overseas Shipholding Group, Inc.	827,610

Media – 6.8%
97,800	CBS Corp. Class B	3,049,404
29,100	Clear Channel Communications, Inc.	1,034,214
28,400	News Corp. Class B	632,184
142,800	The DIRECTV Group, Inc.*	3,561,432
7,900	The McGraw-Hill Companies, Inc.	537,358
117,100	The Walt Disney Co.	4,013,017
210,900	Time Warner, Inc.	4,593,402

		17,421,011

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Common Stocks – (continued)

Metals & Mining – 1.2%
41,800	Nucor Corp.	$2,284,788
16,100	Southern Copper Corp.(a)	867,629

		3,152,417

Multi-Utilities – 0.0%
72	Dynegy, Inc.*	521

Multiline Retail – 0.8%
8,400	Costco Wholesale Corp.	444,108
22,000	Dillard’s, Inc.	769,340
11,000	J.C. Penney Co., Inc.	850,960

		2,064,408

Office Electronics – 0.4%
62,500	IKON Office Solutions, Inc.	1,023,125

Oil & Gas – 8.4%
23,500	Anadarko Petroleum Corp.	1,022,720
6,679	ConocoPhillips	480,554
48,000	Devon Energy Corp.	3,219,840
136,300	Exxon Mobil Corp.	10,444,669
28,100	Holly Corp.	1,444,340
35,200	Occidental Petroleum Corp.	1,718,816
5,300	Swift Energy Co.*	237,493
22,300	Tesoro Petroleum Corp.	1,466,671
25,600	Valero Energy Corp.	1,309,696

		21,344,799

Personal Products – 0.4%
23,600	Alberto-Culver Co.	506,220
10,800	NBTY, Inc.*	448,956

		955,176

Pharmaceuticals – 5.7%
60,200	Johnson & Johnson	3,974,404
102,000	Merck & Co., Inc.	4,447,200
5,000	New River Pharmaceuticals, Inc.*(a)	273,550
226,300	Pfizer, Inc.	5,861,170

		14,556,324

Real Estate – 1.9%
52,700	American Home Mortgage Investment Corp. (REIT)(a)	1,850,824
7,500	CB Richard Ellis Group, Inc.*	249,000
44,700	HRPT Properties Trust (REIT)	552,045
12,400	iStar Financial, Inc.	592,968
6,300	Jones Lang LaSalle, Inc.	580,671
10,600	ProLogis (REIT)	644,162
2,600	SL Green Realty Corp.	345,228

		4,814,898

Road & Rail – 0.6%
37,500	CSX Corp.	1,291,125
3,800	Dollar Thrifty Automotive Group, Inc.*	173,318

		1,464,443

Semiconductor Equipment & Products – 0.9%
265,200	Atmel Corp.*	1,604,460
47,300	MPS Group, Inc.*	670,714

		2,275,174

Software – 4.7%
6,000	American Reprographics Co.*	199,860
13,835	Autodesk, Inc.*	559,764
66,100	Cadence Design Systems, Inc.*	1,183,851
24,000	Intuit, Inc.*	732,240
17,200	Mentor Graphics Corp.*	310,116
209,600	Microsoft Corp.	6,258,656
7,500	MicroStrategy, Inc.*	855,075
71,900	Synopsys, Inc.*	1,921,887

		12,021,449

Specialty Retail – 2.3%
100,942	Circuit City Stores, Inc.	1,915,879
4,800	Group 1 Automotive, Inc.	248,256
40,300	Office Depot, Inc.*	1,538,251
5,300	OfficeMax, Inc.	263,145
29,400	Sonic Automotive, Inc.	853,776
37,100	United Rentals, Inc.*	943,453

		5,762,760

Textiles & Apparel – 0.5%
14,500	Guess?, Inc.*	919,735
12,100	Kellwood Co.	393,492

		1,313,227

Tobacco – 0.8%
35,300	UST, Inc.	2,054,460

Wireless Telecommunication Services – 0.6%
11,100	Telephone & Data Systems, Inc.	603,063
5,200	Telephone & Data Systems, Inc. Special Shares	257,920
8,000	United States Cellular Corp.*	556,720

		1,417,703

TOTAL COMMON STOCKS
(Cost $198,171,059)		$248,722,546

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 1.8%

Joint Repurchase Agreement Account II
$4,600,000	5.292%	01/02/07	$4,600,000
Maturity Value: $4,602,705
(Cost $4,600,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $202,771,059)			$253,322,546

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

Shares	Description	Value
Securities Lending Collateral – 1.4%

3,509,600	Boston Global Investment Trust – Enhanced Portfolio	$3,509,600
(Cost $3,509,600)

TOTAL INVESTMENTS – 100.9%
(Cost $206,280,659)		$256,832,146

LIABILITIES IN EXCESS OF OTHER ASSETS – (0.9)%		(2,247,936)

NET ASSETS – 100.0%		$254,584,210

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 29.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

ADDITIONAL INVESTMENT INFORMATION
FUTURES CONTRACTS — At December 31, 2006, the following futures contacts were open as follows:

	Number of	Settlement	Market	Unrealized
Type	Contracts Long	Month	Value	Gain

S&P Mini 500 Index	75	March 2007	$5,356,500	$7,135

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Performance Summary
December 31, 2006 (Unaudited)
The following graph shows the value as of December 31, 2006, of a $10,000 investment made on July 27, 1998 (commencement of operations) in Institutional Shares (at NAV). For comparative purposes, the performance of the Fund’s benchmark (the Wilshire Real Estate Securities Index with dividends reinvested) is shown. This performance data represents past performance and should not be considered indicative of future performance, which will fluctuate with changes in market conditions. These performance fluctuations will cause an investor’s shares, when redeemed, to be worth more or less than their original cost. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance of Class A, Class B, Class C and Service Shares will vary from Institutional Shares due to differences in fees and sales loads. In addition to the investment adviser’s decision regarding issuer/industry investment selection and allocation, other factors may affect portfolio performance. These factors include, but are not limited to, portfolio operating fees and expenses, portfolio turnover, and subscription and redemption cash flows affecting the portfolio.
Real Estate Securities Fund’s Lifetime Performance
Performance of a $10,000 Investment, Dividends Reinvested, from July 27, 1998 to December 31, 2006.

Average Annual Total Return through December 31, 2006	Since Inception	Five Years	One Year
Class A (Commenced July 27, 1998)
Excluding sales charges	17.13%	23.85%	34.31%
Including sales charges	16.35%	22.46%	26.93%

Class B (Commenced July 27, 1998)
Excluding contingent deferred sales charges	16.28%	22.94%	33.33%
Including contingent deferred sales charges	16.28%	22.70%	27.96%

Class C (Commenced July 27, 1998)
Excluding contingent deferred sales charges	16.30%	22.93%	33.29%
Including contingent deferred sales charges	16.30%	22.93%	32.21%

Institutional Class (Commenced July 27, 1998)	17.61%	24.36%	34.86%

Service Class (Commenced July 27, 1998)	17.08%	23.75%	34.17%

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments
December 31, 2006

Shares	Description	Value
Common Stocks – 96.7%

Diversified – 7.3%
304,112	Duke Realty Corp. (REIT)	$12,438,181
156,517	Liberty Property Trust (REIT)	7,691,245
476,047	Vornado Realty Trust (REIT)	57,839,711

		77,969,137

Healthcare – 0.8%
203,271	Ventas, Inc. (REIT)	8,602,429

Hotels – 10.0%
2,520,321	Host Hotels & Resorts, Inc. (REIT)	61,873,881
487,046	LaSalle Hotel Properties (REIT)	22,331,059
351,388	Starwood Hotels & Resorts Worldwide, Inc.	21,961,750

		106,166,690

Industrial – 9.3%
579,893	AMB Property Corp. (REIT)	33,987,529
1,068,428	ProLogis (REIT)	64,928,369

		98,915,898

Office – 23.9%
206,148	Alexandria Real Estate Equities, Inc. (REIT)	20,697,259
398,859	BioMed Realty Trust, Inc. (REIT)	11,407,368
442,576	Boston Properties, Inc. (REIT)	49,515,403
762,205	Brandywine Realty Trust (REIT)	25,343,316
1,022,389	Brookfield Properties Corp.(a)	40,210,559
380,062	Corporate Office Properties Trust (REIT)	19,181,729
302,576	Digital Realty Trust, Inc. (REIT)	10,357,177
365,495	Douglas Emmett, Inc. (REIT)*	9,718,512
594,589	Equity Office Properties Trust (REIT)	28,641,352
296,068	SL Green Realty Corp. (REIT)	39,311,909

		254,384,584

Other REIT – 0.8%
256,987	Gramercy Capital Corp. (REIT)	7,938,328

Regional Malls – 13.2%
650,426	General Growth Properties, Inc. (REIT)	33,971,750
710,549	Simon Property Group, Inc. (REIT)	71,971,508
370,677	The Macerich Company (REIT)	32,089,508
130,443	The Mills Corp. (REIT)(a)	2,608,860

		140,641,626

Residential – 16.9%
183,445	American Campus Communities, Inc. (REIT)	5,222,679
821,511	Archstone-Smith Trust (REIT)	47,820,155
311,169	AvalonBay Communities, Inc. (REIT)	40,467,529
305,535	Camden Property Trust (REIT)	22,563,760
852,510	Equity Residential Properties Trust (REIT)	43,264,883
95,441	Essex Property Trust, Inc. (REIT)	12,335,749
238,055	United Dominion Realty Trust, Inc. (REIT)	7,567,768

		179,242,523

Self Storage – 2.8%
303,056	Public Storage, Inc. (REIT)	29,547,960

Shopping Centers – 11.7%
447,824	Developers Diversified Realty Corp. (REIT)	28,190,521
1,091,270	Kimco Realty Corp. (REIT)	49,052,586
297,477	Regency Centers Corp. (REIT)	23,253,777
501,626	Weingarten Realty Investors (REIT)	23,129,975

		123,626,859

TOTAL COMMON STOCKS
(Cost $647,813,416)		$1,027,036,034

Principal	Interest	Maturity
Amount	Rate	Date	Value
Repurchase Agreement(b) – 2.5%

Joint Repurchase Agreement Account II
$27,000,000	5.292%	01/02/07	$27,000,000
Maturity Value: $27,015,876
(Cost $27,000,000)

TOTAL INVESTMENTS BEFORE SECURITIES LENDING COLLATERAL
(Cost $674,813,416)			$1,054,036,034

The accompanying notes are in an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Schedule of Investments (continued)
December 31, 2006

Shares	Description	Value
Securities Lending Collateral – 0.5%

5,088,250	Boston Global Investment Trust – Enhanced Portfolio	$5,088,250
(Cost $5,088,250)

TOTAL INVESTMENTS – 99.7%
(Cost $679,901,666)		$1,059,124,284

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		3,517,484

NET ASSETS – 100.0%		$1,062,641,768

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	Joint repurchase agreement was entered into on December 29, 2006. Additional information appears on page 29.

Investment Abbreviation:
REIT	—	Real Estate Investment Trust

 The accompanying notes are in an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS I
Schedule of Investments
December 31, 2006
ADDITIONAL INVESTMENT INFORMATION
JOINT REPURCHASE AGREEMENT ACCOUNT II — At December 31, 2006, the Funds had undivided interests in the Joint Repurchase Agreement Account II, as follows:

Fund	Principal Amount

Tollkeeper	$1,900,000

Structured Tax-Managed Equity	4,600,000

Real Estate Securities	27,000,000

	Principal	Interest	Maturity	Maturity
Repurchase Agreements	Amount	Rate	Date	Value

ABN Amro, Inc.	$500,000,000	5.32%	01/02/07	$500,295,556

Banc of America Securities LLC	750,000,000	5.32	01/02/07	750,443,333

Barclays Capital PLC	525,000,000	5.32	01/02/07	525,310,333

Bear Stearns	500,000,000	5.32	01/02/07	500,295,556

Deutsche Bank Securities, Inc.	750,000,000	5.31	01/02/07	750,442,500

Greenwich Capital Markets	300,000,000	5.32	01/02/07	300,177,333

Morgan Stanley & Co.	500,000,000	5.32	01/02/07	500,295,556

UBS Securities LLC	700,000,000	5.18	01/02/07	700,402,889

UBS Securities LLC	700,000,000	5.22	01/02/07	700,406,000

UBS Securities LLC	850,000,000	5.32	01/02/07	850,502,444

Wachovia Capital Markets	250,000,000	5.32	01/02/07	250,147,778

TOTAL	$6,325,000,000			$6,328,719,278

At December 31, 2006, the Joint Repurchase Agreement Account II was fully collateralized by Federal Home Loan Bank, 0.00% to 7.23%, due 01/12/07 to 11/01/16; Federal Home Loan Mortgage Association, 3.50% to 9.00%, due 02/01/07 to 01/01/37; Federal National Mortgage Association, 0.00% to 11.50%, due 07/01/07 to 01/01/37 and Government National Mortgage Association, 4.50% to 9.00%, due 10/15/09 to 12/20/36. The aggregate market value of the collateral, including accrued interest, was $6,462,454,814.
The accompanying notes are in an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS I
Statements of Assets and Liabilities
December 31, 2006

	Tollkeeper	Structured Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Assets:

Investment in securities, at value (identified cost $221,835,455, $202,771,059 and $674,813,416, respectively)(a)	$269,975,127	$253,322,546	$1,054,036,034
Securities lending collateral, at value which equals cost	3,335,725	3,509,600	5,088,250
Cash(b)	27,659	623,524	129,083
Receivables:
Fund shares sold	162,456	889,391	6,503,823
Dividends and interest	31,834	378,706	6,362,783
Investment securities sold, at value	3,963,040	44,416	1,246,883
Reimbursement from adviser	14,767	2,751	67,292
Securities lending income	13,901	5,176	8,716

Total assets	277,524,509	258,776,110	1,073,442,864

Liabilities:

Payables:
Payable upon return of securities loaned	3,335,725	3,509,600	5,088,250
Investment securities purchased, at value	2,708,499	—	3,013,582
Fund shares repurchased	1,666,708	262,397	1,372,397
Amounts owed to affiliates	429,128	248,505	1,123,238
Variation margin	—	20,362	—
Accrued expenses	158,039	151,036	203,629

Total liabilities	8,298,099	4,191,900	10,801,096

Net Assets:

Paid-in capital	1,615,866,507	241,233,632	672,411,714
Accumulated undistributed net investment income	20,219	6,784	1,890,682
Accumulated net realized gain (loss) on investment and futures transactions	(1,394,799,988)	(37,214,828)	9,116,754
Net unrealized gain on investments and futures	48,139,672	50,558,622	379,222,618

NET ASSETS	$269,226,410	$254,584,210	$1,062,641,768

Net Assets:
Class A	$108,339,727	$138,732,174	$442,983,394
Class B	93,721,968	24,820,171	23,799,062
Class C	51,345,980	29,339,537	25,947,711
Institutional	15,658,770	61,338,450	557,830,631
Service	159,965	353,878	12,080,970

Shares Outstanding:
Class A	11,988,310	11,840,942	19,771,806
Class B	10,955,549	2,196,129	1,060,468
Class C	6,006,150	2,602,209	1,166,699
Institutional	1,681,854	5,149,795	24,782,454
Service	17,787	30,249	536,717

Total shares of benefical interest outstanding, $0.001 par value (unlimited shares authorized)	30,649,650	21,819,324	47,318,144

Net asset value, offering and redemption price per share: (c)
Class A	$9.04	$11.72	$22.40
Class B	8.55	11.30	22.44
Class C	8.55	11.27	22.24
Institutional	9.31	11.91	22.51
Service	8.99	11.70	22.51

(a)	Includes loaned securities having a market value of $3,224,742, $3,411,664 and $4,953,522 for the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds, respectively.
(b)	Includes restricted cash of $572,000 for the Structured Tax-Managed Equity Fund relating to initial margin requirements on futures transactions.
(c)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds is $9.57, $12.40 and $23.70, respectively. At redemption, Class B and Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS I

Statements of Operations
For the Year Ended December 31, 2006

	Tollkeeper	Structured Tax-Managed	Real Estate
	Fund	Equity Fund	Securities Fund

Investment income:

Dividends(a)	$800,813	$3,386,754	$20,660,045
Interest (including securities lending income of $140,321, $37,078 and $67,193, respectively)	221,544	280,999	1,319,475

Total income	1,022,357	3,667,753	21,979,520

Expenses:

Management fees	2,919,651	1,384,706	8,784,956
Distribution and Service fees(b)	1,908,150	777,772	1,395,954
Transfer agent fees(b)	535,431	317,730	984,493
Custody and accounting fees	107,911	137,594	182,693
Registration fees	71,695	69,505	95,581
Printing fees	43,146	48,401	95,670
Professional fees	55,318	52,436	57,015
Trustee fees	15,083	15,083	15,083
Service share fees	832	1,855	43,763
Other	156,709	24,998	74,383

Total expenses	5,813,926	2,830,080	11,729,591

Less — expense reductions	(292,421)	(458,181)	(521,965)

Net expenses	5,521,505	2,371,899	11,207,626

NET INVESTMENT INCOME (LOSS)	(4,499,148)	1,295,854	10,771,894

Realized and unrealized gain on investment and futures transactions:

Net realized gain from:
Investment transactions (including commissions recaptured of $53,887, $0 and $0, respectively)	3,703,499	4,840,950	77,685,003
Futures transactions	—	457,684	—
Net change in unrealized gain on:
Investments	33,560,121	19,244,548	169,367,298
Futures	—	19,928	—

Net realized and unrealized gain on investment and futures transactions	37,263,620	24,563,110	247,103,898

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$32,764,472	$25,858,964	$247,052,301

(a)	For the Real Estate Securities Fund, foreign taxes withheld on dividends was $71,014.
(b)	Class specific Distribution and Service and Transfer agent fees were as follows:

	Distribution and Service Fees			Transfer Agent Fees
Fund
	Class A	Class B	Class C	Class A	Class B	Class C	Institutional	Service

Tollkeeper	$294,271	$1,060,240	$553,639	$223,646	$201,446	$105,191	$5,081	$67
Structured Tax-Managed Equity	271,098	250,759	255,915	206,035	47,644	48,624	15,279	148
Real Estate Securities	941,034	224,720	230,200	715,186	42,697	43,738	179,371	3,501
The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS I
Statements of Changes in Net Assets

	Tollkeeper Fund

	For the	For the
	Year Ended	Year Ended
	December 31, 2006	December 31, 2005

From operations:

Net investment income (loss)	$(4,499,148)	$(5,331,671)
Net realized gain on investment and futures transactions	3,703,499	34,310,169
Payment by affiliates to reimburse certain security claims	—	—
Net change in unrealized gain (loss) on investments and futures	33,560,121	(27,520,784)

Net increase in net assets resulting from operations	32,764,472	1,457,714

Distributions to shareholders:

From net investment income
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—
From net realized gain
Class A Shares	—	—
Class B Shares	—	—
Class C Shares	—	—
Institutional Shares	—	—
Service Shares	—	—

Total distributions to shareholders	—	—

From share transactions:

Proceeds from sales of shares	35,177,801	29,251,261
Reinvestment of dividends and distributions	—	—
Cost of shares repurchased	(114,406,280)	(127,253,551)

Net increase (decrease) in net assets resulting from share transactions	(79,228,479)	(98,002,290)

NET INCREASE (DECREASE)	(46,464,007)	(96,544,576)

Net assets:

Beginning of year	315,690,417	412,234,993

End of year	$269,226,410	$315,690,417

Accumulated undistributed net investment income	$20,219	$25,763

 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS I

Structured Tax-Managed Equity Fund		Real Estate Securities Fund

For the	For the	For the	For the
Year Ended	Year Ended	Year Ended	Year Ended
December 31, 2006	December 31, 2005	December 31, 2006	December 31, 2005

$1,295,854	$138,882	$10,771,894	$9,744,583
5,298,634	2,644,126	77,685,003	32,087,872
—	5,987	—	—
19,264,476	6,277,034	169,367,298	37,370,852

25,858,964	9,066,029	257,824,195	79,203,307

(791,490)	(58,662)	(5,923,884)	(5,422,554)
—	—	(222,993)	(268,940)
—	—	(234,729)	(228,774)
(518,202)	(59,132)	(8,295,965)	(6,829,368)
(1,198)	—	(126,762)	(80,949)

—	—	(27,365,553)	(17,327,418)
—	—	(1,490,410)	(1,269,974)
—	—	(1,629,692)	(1,156,212)
—	—	(33,328,751)	(19,326,686)
—	—	(775,676)	(325,342)

(1,310,890)	(117,794)	(79,394,415)	(52,236,217)

130,365,061	57,795,919	342,618,244	272,656,738
936,690	77,567	71,091,143	46,281,094
(43,692,168)	(19,086,548)	(227,124,880)	(204,033,747)

87,609,583	38,786,938	186,584,507	114,904,085

112,157,657	47,735,173	365,014,287	141,871,175

142,426,553	94,691,380	697,627,481	555,756,306

$254,584,210	$142,426,553	$1,062,641,768	$697,627,481

$6,784	$21,088	$1,890,682	$832,157

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SPECIALTY FUNDS I
Notes to Financial Statements
December 31, 2006
1. ORGANIZATION
Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund (formerly Goldman Sachs CORESM Tax-Managed Equity Fund) and Goldman Sachs Real Estate Securities Fund (collectively, the “Funds” or individually a “Fund”). Each Fund is a diversified portfolio offering five classes of shares — Class A, Class B, Class C, Institutional and Service. Class A Shares of the Funds are sold with a front-end sales charge of up to 5.50%. Class B Shares of the Funds are sold with a contingent deferred sales charge that declines from 5.00% to zero, depending upon the period of time the shares are held. Class C Shares of the Funds are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional and Service Class Shares of the Funds are not subject to a sales charge. Such sales loads are paid directly to Goldman, Sachs & Co. (“Goldman Sachs”) as distributor of the Funds.
     The Tollkeeper Fund invests primarily in equity investments in “Tollkeeper” companies. In general, the investment adviser defines a Tollkeeper company as a high-quality technology, media, or service company that adopts or uses technology to improve its cost structure, revenue, opportunities or competitive advantage. Because of its focus on technology, media and service companies, the Fund’s investment performance will be closely tied to many factors which affect technology, media and service companies. The Fund may also invest in a relatively few number of issuers. As a result, the Fund’s net asset value is more likely to have greater fluctuations than that of a fund which is more diversified or invests in other industries.
     The Real Estate Securities Fund invests primarily in securities of issuers that are engaged in or related to the real estate industry and has a policy of concentrating its investments in the real estate industry. Therefore, an investment in the Real Estate Securities Fund is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general. Such risks include, but are not limited to, declines in property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes, and losses from casualty and condemnation.
2. SIGNIFICANT ACCOUNTING POLICIES
The following is a summary of the significant accounting policies consistently followed by the Funds. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts. Actual results could differ from those estimates.
A. Investment Valuation — Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price. Debt securities are valued at prices supplied by independent pricing services, broker/dealer-supplied valuations or matrix pricing systems. Unlisted equity securities for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. Investments in investment companies (other than those that are exchange traded) are valued at the net asset value per share on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available or are deemed not to reflect market value by the investment adviser are valued at fair value using methods approved by the Trust’s Board of Trustees.
B. Security Transactions and Investment Income — Security transactions are reflected as of the trade date. Realized gains and losses on sales of portfolio securities are calculated using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of foreign withholding taxes, if any, which are reduced by any amounts reclaimable by the Funds, where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
     Net investment income (other than class specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Fund based upon the relative proportion of net assets of each class.

GOLDMAN SACHS SPECIALTY FUNDS I

2. SIGNIFICANT ACCOUNTING POLICIES (continued)
C. Commission Recapture — The Tollkeeper Fund may direct portfolio trades, subject to obtaining best execution, to various brokers who have agreed to rebate a portion of the commissions generated. Such rebates are made directly to the Tollkeeper Fund as cash payments and are included in net realized gain (loss) on investments in the Statements of Operations.
D. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds on a straight-line and/or “pro-rata” basis depending upon the nature of the expense.
     Class A, Class B and Class C shareholders of the Funds bear all expenses and fees relating to their respective Distribution and Service Plans. Service Shares bear all expenses and fees relating to their Service and Shareholder Administration Plans. Each class of shares of the Funds separately bears its respective class-specific Transfer agency fees.
E. Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid annually for the Tollkeeper and Structured Tax-Managed Equity Funds and quarterly for the Real Estate Securities Fund. Capital gains distributions, if any, are declared and paid annually for all Funds. Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
     The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from generally accepted accounting principles. Therefore, the source of each Fund’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain, or as a tax return of capital.
     In addition, distributions paid by the Structured Tax-Managed Equity and Real Estate Securities Funds’ investments in real estate investment trusts (“REITs”) often include a “return of capital” which is recorded by the Funds as a reduction of the cost basis of the securities held. The Code requires a REIT to distribute at least 95% of its taxable income to investors. In many cases, however, because of “non-cash” expenses such as property depreciation, a REIT’s cash flow will exceed its taxable income. The REIT may distribute this excess cash to offer a more competitive yield. This portion of the Funds’ distributions is deemed a return of capital and is generally not taxable to shareholders.
F. Futures Contracts — The Funds may enter into futures transactions to hedge against changes in interest rates, securities prices, currency exchange rates or to seek to increase total return. Futures contracts are valued at the last settlement price, or in absence of a sale, the last bid price, at the end of each day on the board of trade or exchange upon which they are traded. Upon entering into a futures contract, the Funds are required to segregate or deliver cash or securities equal to the minimum “initial margin” requirement of the associated futures exchange. Subsequent payments for futures contracts (“variation margin”) are paid or received by the Funds, dependent on the daily fluctuations in the value of the contracts, and are recorded for financial reporting purposes as unrealized gains or losses. When contracts are closed, the Funds realize a gain or loss which is reported in the Statement of Operations.
     The use of futures contracts involves, to varying degrees, elements of market and counterparty risk which may exceed the amounts recognized in the Statements of Assets and Liabilities. Changes in the value of a futures contract may not directly correlate with changes in the value of the underlying securities. This risk may decrease the effectiveness of the Funds’ strategies and potentially result in a loss.
G. Repurchase Agreements — Repurchase agreements involve the purchase of securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. During the term of a repurchase agreement, the value of the underlying securities held as collateral on behalf of the Funds, including accrued interest, is required to exceed the value of the repurchase agreement, including accrued interest. If the seller defaults or becomes insolvent, realization of the collateral by the Funds may be delayed or limited and there may be a decline in the value of the collateral during the period while the

GOLDMAN SACHS SPECIALTY FUNDS I
Notes to Financial Statements (continued)
December 31, 2006
2. SIGNIFICANT ACCOUNTING POLICIES (continued)
Funds seek to assert their rights. The underlying securities for all repurchase agreements are held in safekeeping at the Funds’ custodian or designated subcustodians under triparty repurchase agreements.
     Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and terms and conditions contained therein, the Funds, together with other registered investment companies having management or investment advisory agreements with Goldman Sachs Asset Management, L.P. (“GSAM”), or its affiliates, may transfer uninvested cash into joint accounts, the daily aggregate balance of which is invested in one or more repurchase agreements.
H. Segregation Transactions — As set forth in the prospectus, the Funds may enter into certain derivative transactions to seek to increase total return. Futures contracts and forward commitments represent examples of such transactions. As a result of entering into these transactions, the Funds are required to segregate liquid assets with a current value equal to or greater than the market value of the corresponding transactions.
3. AGREEMENTS
GSAM, an affiliate of Goldman Sachs, serves as investment adviser pursuant to an Investment Management Agreement (the “Agreement”) with the Trust on behalf of the Funds. Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trust’s Board of Trustees.
     As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Funds’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management fee”) computed daily and payable monthly, equal to an annual percentage rate of each Fund’s average daily net assets.
     GSAM has entered into a fee reduction commitment for the Funds which was implemented on a voluntary basis prior to April 28, 2006 and a contractual basis as of April 28, 2006 to achieve the rates listed below:

	Management Fee	Average Daily
Fund	Annual Rate	Net Assets

Tollkeeper	1.00%	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

Structured Tax-Managed Equity	0.70	First $1 Billion
	0.63	Next $1 Billion
	0.60	Over $2 Billion

Real Estate Securities	1.00	First $1 Billion
	0.90	Next $1 Billion
	0.86	Over $2 Billion

     The contractual Management fee prior to April 28, 2006, was 1.00%, 0.70% and 1.00% for the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds, respectively. Additionally, effective January 6, 2006, GSAM has agreed to voluntarily waive a portion of its Management fee equal to 0.05% of the average daily net assets of the Structured Tax-Managed Equity Fund.
     GSAM has voluntarily agreed to limit certain “Other Expenses” of the Funds (excluding Management fees, Distribution and Service fees, Transfer agency fees and expenses, and Service Share fees, taxes, interest, brokerage fees and litigation, indemnification, shareholder meeting and other extraordinary expenses exclusive of any expense offset arrangements) to the extent that such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
     For the year ended December 31, 2006, the Other Expense limitations for the Tollkeeper, Structured Tax-Managed Equity and the Real Estate Securities Funds as an annual percentage rate of average daily net assets were 0.064%, 0.004%

GOLDMAN SACHS SPECIALTY FUNDS I

3. AGREEMENTS (continued)
and 0.004%, respectively. Prior to January 6, 2006, the Other Expense limitation for the Structured Tax-Managed Equity Fund was 0.054%.
     The Trust, on behalf of each Fund, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25%, 0.75% and 0.75% of the Funds’ average daily net assets attributable to Class A, Class B and Class C Shares, respectively. Additionally, Goldman Sachs and/or authorized dealers are entitled to receive under the Plans a separate fee for personal and account maintenance services equal to, on an annual basis, 0.25% of each Fund’s average daily net assets attributable to Class B and Class C Shares.
     Goldman Sachs serves as Distributor of shares of the Funds pursuant to a Distribution Agreement. Goldman Sachs may retain a portion of the Class A sales load and Class B and Class C contingent deferred sales charges. During the year ended December 31, 2006, Goldman Sachs advised the Funds that it retained the following approximate amounts:

		Contingent Deferred
	Sales Load	Sales Charge

Fund	Class A	Class B	Class C

Tollkeeper	$9,300	$1,800	$200

Structured Tax-Managed Equity	100,600	—	—

Real Estate Securities	76,400	200	—

     Goldman Sachs also serves as the Transfer Agent of the Funds for a fee. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A, Class B and Class C Shares and 0.04% of the average daily net assets for Institutional and Service Shares.
     The Trust, on behalf of each Fund, has adopted a Service Plan and Shareholder Administration Plan for Service Shares. These plans allow for Service Shares to compensate service organizations for providing varying levels of personal and account administration and shareholder administration services to their customers who are beneficial owners of such shares. The Service Plan and Shareholder Administration Plan provide for compensation to the service organizations in an amount equal to, on an annualized basis, 0.25% and 0.25%, respectively, of the average daily net assets of the Service Shares.
     For the year ended December 31, 2006, GSAM has voluntarily agreed to waive certain fees and reimburse other expenses. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent resulting in a reduction in the Funds’ expenses. These expense reductions were as follows (in thousands):

			Expense Credits

	Management Fee	Other Expense	Custody	Transfer	Total Expense
Fund	Waiver	Reimbursement	Fee	Agent Fee	Reductions

Tollkeeper	$—	$263	$7	$22	$292

Structured Tax-Managed Equity	99	339	12	8	458

Real Estate Securities	—	485	12	25	522

GOLDMAN SACHS SPECIALTY FUNDS I
Notes to Financial Statements (continued)
December 31, 2006
3. AGREEMENTS (continued)
At December 31, 2006, the amounts owed to affiliates were as follows (in thousands):

	Management	Distribution and	Transfer
Fund	Fees	Service Fees	Agent Fees	Total

Tollkeeper	$236	$150	$43	$429

Structured Tax-Managed Equity	141	75	33	249

Real Estate Securities	888	137	98	1,123

4. PORTFOLIO SECURITIES TRANSACTIONS
The cost of purchases and proceeds from sales and maturities of long-term securities for the year ended December 31, 2006 were as follows:

Fund	Purchases	Sales and Maturities

Tollkeeper	$100,509,803	$183,560,732

Structured Tax-Managed Equity	255,452,896	172,128,387

Real Estate Securities	372,256,687	259,841,371

     For the year ended December 31, 2006, Goldman Sachs earned approximately $16,100, $31,300 and $7,500 of brokerage commissions from portfolio transactions, including futures transactions, executed on behalf of the Tollkeeper, Structured Tax-Managed Equity and Real Estate Securities Funds, respectively.
5. SECURITIES LENDING
Pursuant to exemptive relief granted by the SEC and the terms and conditions contained therein, the Funds may lend their securities through a securities lending agent, Boston Global Advisers (“BGA”) — a wholly owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ security lending procedures, the loans are collateralized at all times with cash and/or securities with a market value at least equal to the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds bear the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities fail financially.
     The Funds invest the cash collateral received in connection with securities lending transactions in the Enhanced Portfolio of Boston Global Investment Trust, a Delaware statutory trust. The Enhanced Portfolio is exempt from registration under Section 3(c)(7) of the Act and is managed by GSAM, for which GSAM receives an investment advisory fee of up to 0.10% of the average daily net assets of the Enhanced Portfolio. The Enhanced Portfolio invests in high quality money market instruments. The Funds bear the risk of incurring a loss from the investment of cash collateral due to either credit or market factors.
     Both the Funds and BGA receive compensation relating to the lending of the Funds’ securities. The amounts earned by the Funds for the year ended December 31, 2006, are reported parenthetically under Investment Income on the Statements of Operations.

GOLDMAN SACHS SPECIALTY FUNDS I

5. SECURITIES LENDING (continued)
     The table below details securities lending activity as of, and for the year ended December 31, 2006:

			Earnings of BGA	Earnings Received	Amount Payable to
			Relating to	by the Funds	Goldman Sachs
	Market Value of	Cash Collateral	Securities	From Lending to	Upon Return
	Securities on Loan	Received for Loans	Loaned for the	Goldman Sachs for	of Securities
	as of	Outstanding as of	Year Ended	the Year Ended	Loaned as of
Fund	December 31, 2006	December 31, 2006	December 31, 2006	December 31, 2006	December 31, 2006

Tollkeeper	$3,224,742	$3,335,725	$17,513	$66,965	$—

Structured Tax-Managed Equity	3,411,664	3,509,600	4,467	11,769	314,500

Real Estate Securities	4,953,522	5,088,250	8,621	573	2,552,250

6. LINE OF CREDIT FACILITY
The Funds participate in a $400,000,000 committed, unsecured revolving line of credit facility together with other registered investment companies having management or investment advisory agreements with GSAM or affiliates. Under the most restrictive arrangement, the Funds must own securities having a market value in excess of 300% of each Fund’s total bank borrowings. This facility is to be used solely for temporary or emergency purposes. The interest rate on borrowings is based on the federal funds rate. The committed facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. During the year ended December 31, 2006, the Funds did not have any borrowings under this facility.
7. TAX INFORMATION
The tax character of distributions paid during the fiscal year ended December 31, 2006 was as follows:

		Structured
		Tax-Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Distributions paid from:
Ordinary income	$—	$1,310,890	$15,423,029
Net long-term capital gains	—	—	63,971,386

Total taxable distributions	$—	$1,310,890	$79,394,415

The tax character of distributions paid during the fiscal year ended December 31, 2005 was as follows:

		Structured
		Tax-Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Distributions paid from:
Ordinary income	$—	$117,794	$10,518,656
Net long-term capital gains	—	—	41,717,561

Total taxable distributions	$—	$117,794	$52,236,217

GOLDMAN SACHS SPECIALTY FUNDS I
Notes to Financial Statements (continued)
December 31, 2006
7. TAX INFORMATION (continued)
As of December 31, 2006, the components of accumulated earnings (losses) on a tax basis were as follows:

		Structured
		Tax-Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Undistributed ordinary income — net	$—	$6,784	299,649
Undistributed long-term capital gains	—	—	9,205,330

Total undistributed earnings	$—	$6,784	$9,504,979
Capital loss carryforwards:[1,2]
Expiring 2009	(773,813,450)	(16,243,287)	—
Expiring 2010	(476,361,177)	(20,748,975)	—
Expiring 2011	(137,998,151)	(209,608)	—
Expiring 2012	(1,145,651)	—	—

Total capital loss carryforwards	(1,389,318,429)	(37,201,870)	—
Timing differences (post October losses/certain REIT distributions)	—	—	1,720,892
Unrealized gains — net	42,678,332	50,545,664	379,004,183

Total accumulated earnings (losses) — net	$(1,346,640,097)	$13,350,578	$390,230,054

[1]	Expiration occurs on December 31 of the year indicated.
[2]	During the year ended December 31, 2006, Tollkeeper and Structured Tax-Managed Equity Funds utilized $1,947,226 and $5,324,385 of capital loss carryforwards, respectively.
     At December 31, 2006, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

		Structured
		Tax-Managed	Real Estate
	Tollkeeper Fund	Equity Fund	Securities Fund

Tax cost	$230,632,520	$206,286,482	$680,120,101

Gross unrealized gain	59,572,567	51,541,893	379,244,652
Gross unrealized loss	(16,894,235)	(996,229)	(240,469)

Net unrealized security gain	$42,678,332	$50,545,664	$379,004,183

     The difference between book-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, the recognition of gains on appreciated stock for tax purposes and return of capital distributions from Real Estate Investment Trusts.
     In order to present certain components of the Funds’ capital accounts on a tax basis, certain reclassifications have been recorded to the Funds’ accounts. These reclassifications have no impact on the net asset value of the Funds. Reclassifications result primarily from the difference in tax treatment of real estate investment trusts, dividend redesignations and net operating losses.

GOLDMAN SACHS SPECIALTY FUNDS I

7. TAX INFORMATION (continued)

			Accumulated
			undistributed net
		Accumulated net	investment
Fund	Paid-in capital	realized gain (loss)	income

Tollkeeper	$(4,499,148)	$5,544	$4,493,604

Structured Tax-Managed Equity	(732)	—	732

Real Estate Securities	—	(5,090,964)	5,090,964

8. OTHER MATTERS
As of December 31, 2006, Goldman Sachs Employees Profit Sharing Master Trust was the beneficial owner of approximately 16% of the outstanding shares of the Real Estate Securities Fund.
     In addition, the following Goldman Sachs Asset Allocation Portfolios were beneficial owners of the Real Estate Securities Fund as of December 31, 2006 (as a percentage of outstanding Institutional shares):

	Goldman Sachs	Goldman Sachs	Goldman Sachs	Goldman Sachs
	Balanced Strategy	Growth and Income	Growth Strategy	Equity Growth
Fund	Portfolio	Strategy Portfolio	Portfolio	Strategy Portfolio

Real Estate Securities	2%	8%	7%	2%

Legal Proceedings — Purported class and derivative action lawsuits were filed in April and May 2004 in the United States District Court for the Southern District of New York against the Goldman Sachs Group, Inc. (“GSG”), GSAM and certain related parties, including certain Goldman Sachs Funds (including these Funds) and the Trustees and Officers of the Trust. In June 2004, these lawsuits were consolidated into one action and in November 2004 a consolidated and amended complaint was filed against GSG, GSAM, Goldman Sachs Asset Management International (“GSAMI”), Goldman Sachs and certain related parties including certain Goldman Sachs Funds and the Trustees and Officers of the Trust. The Funds, along with certain other investment portfolios of the Trust, were named as nominal defendants in the amended complaint. Plaintiffs filed a second amended consolidated complaint on April 15, 2005. The second amended consolidated complaint alleges violations of the Act and the Investment Advisers Act of 1940. The complaint also asserts claims involving common law breach of fiduciary duty and unjust enrichment. The complaint alleges, among other things, that between April 2, 1999 and January 9, 2004 (the “Class Period”), GSAM and other defendants made improper and excessive brokerage commission and other payments to brokers that sold shares of the Goldman Sachs Funds and omitted statements of fact in registration statements and reports filed pursuant to the Act which were necessary to prevent such registration statements and reports from being materially false and misleading. The complaint further alleges that the Goldman Sachs Funds paid excessive and improper advisory fees to Goldman Sachs. The complaint also alleges that GSAM and GSAMI used 12b-1 fees for improper purposes and made improper use of soft dollars. The complaint further alleges that the Trust’s Officers and Trustees breached their fiduciary duties in connection with the foregoing. On January 13, 2006, all claims against the defendants were dismissed by the U.S. District Court. On February 22, 2006, the plaintiffs appealed this decision. By agreement, the plaintiffs subsequently withdrew their appeal without prejudice but reserved their right to reactivate their appeal pending a decision by the circuit court of appeals in similar litigation.
     Based on currently available information, GSAM and GSAMI believe that the likelihood that the pending purported class and derivative action lawsuit will have a material adverse financial impact on the Funds is remote, and the pending action is not likely to materially affect their ability to provide investment management services to their clients, including the Goldman Sachs Funds.
New Accounting Pronouncements — On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how

GOLDMAN SACHS SPECIALTY FUNDS I
Notes to Financial Statements (continued)
December 31, 2006
8. OTHER MATTERS (continued)
uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the SEC delayed the implementation of this ruling such that it must be incorporated no later than June 30, 2007. At this time, the investment adviser is evaluating the implications of FIN 48 and its impact in the financial statements has not yet been determined.
     On September 15, 2006, the FASB released Statement Financial Accounting Standard No. 157 “Fair Value Measurement” (“FAS 157”) which provides enhanced guidance for using fair value to measure assets and liabilities. The standard requires companies to provide expanded information about the assets and liabilities measured at fair value and the potential effect of these fair valuations of an entity’s financial performance. The standard does not expand the use of fair value in any new circumstances, but provides clarification on acceptable fair valuation methods and applications. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The investment adviser does not believe the adoption of FAS 157 will impact the amounts reported in the financials statements, however, additional disclosures will be required.

GOLDMAN SACHS SPECIALTY FUNDS I

9. SUMMARY OF SHARE TRANSACTIONS
Share activity is as follows:

	Tollkeeper Fund

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	2,751,892	$23,344,093	3,095,992	$23,855,881
Shares converted from Class B(a)	124,990	1,036,363	137,949	1,063,670
Shares repurchased	(6,569,954)	(55,336,401)	(7,643,167)	(58,350,553)

	(3,693,072)	(30,955,945)	(4,409,226)	(33,431,002)

Class B Shares
Shares sold	97,639	789,510	261,562	1,913,691
Shares converted to Class A(a)	(131,590)	(1,036,363)	(144,191)	(1,063,670)
Shares repurchased	(4,756,575)	(37,878,268)	(5,990,133)	(44,061,374)

	(4,790,526)	(38,125,121)	(5,872,762)	(43,211,353)

Class C Shares
Shares sold	321,766	2,567,115	369,226	2,715,457
Shares repurchased	(2,251,277)	(17,949,183)	(2,918,197)	(21,386,034)

	(1,929,511)	(15,382,068)	(2,548,971)	(18,670,577)

Institutional Shares
Shares sold	965,833	8,252,943	93,645	737,148
Shares repurchased	(356,015)	(3,063,163)	(429,593)	(3,405,481)

	609,818	5,189,780	(335,948)	(2,668,333)

Service Shares
Shares sold	26,397	224,140	3,757	29,084
Shares repurchased	(21,173)	(179,265)	(6,600)	(50,109)

	5,224	44,875	(2,843)	(21,025)

NET DECREASE	(9,798,067)	$(79,228,479)	(13,169,750)	$(98,002,290)

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS I
Notes to Financial Statements (continued)
December 31, 2006
9. SUMMARY OF SHARE TRANSACTIONS (continued)

	Structured Tax-Managed Equity Fund

	For the Year Ended		For the Year Ended
	December 31, 2006		December 31, 2005

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	7,082,632	$78,026,878	4,056,229	$40,430,685
Shares converted from Class B(a)	34,091	373,208	6,461	65,417
Reinvestment of dividends and distributions	61,796	722,378	4,962	51,757
Shares repurchased	(2,675,482)	(29,699,836)	(927,457)	(9,014,017)

	4,503,037	49,422,628	3,140,195	31,533,842

Class B Shares
Shares sold	125,118	1,325,882	111,891	1,052,770
Shares converted to Class A(a)	(35,406)	(373,208)	(6,678)	(65,417)
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(404,170)	(4,279,837)	(540,991)	(5,027,276)

	(314,458)	(3,327,163)	(435,778)	(4,039,923)

Class C Shares
Shares sold	671,090	7,150,821	264,729	2,458,239
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(332,912)	(3,523,643)	(418,178)	(3,894,499)

	338,178	3,627,178	(153,449)	(1,436,260)

Institutional Shares
Shares sold	3,977,592	43,861,457	1,358,712	13,854,225
Reinvestment of dividends and distributions	18,038	214,312	2,437	25,810
Shares repurchased	(536,054)	(6,085,810)	(101,700)	(966,306)

	3,459,576	37,989,959	1,259,449	12,913,729

Service Shares
Shares sold	2	23	—	—
Reinvestment of dividends and distributions	—	—	—	—
Shares repurchased	(9,417)	(103,042)	(18,350)	(184,450)

	(9,415)	(103,019)	(18,350)	(184,450)

NET INCREASE	7,976,918	$87,609,583	3,792,067	$38,786,938

(a)	Class B Shares will automatically convert into Class A Shares at the end of the calendar quarter that is eight years after the initial purchase date of either the Fund or another Goldman Sachs Fund.

GOLDMAN SACHS SPECIALTY FUNDS I

Real Estate Securities Fund

For the Year Ended		For the Year Ended
December 31, 2006		December 31, 2005

Shares	Dollars	Shares	Dollars

7,321,393	$151,559,336	6,274,862	$109,847,880
17,389	363,454	6,639	116,418
1,322,749	29,524,041	1,100,597	19,642,193
(5,591,822)	(116,251,546)	(6,753,846)	(116,817,551)

3,069,709	65,195,285	628,252	12,788,940

157,985	3,346,448	197,614	3,492,326
(17,357)	(363,454)	(6,623)	(116,418)
65,154	1,463,633	72,939	1,308,501
(338,206)	(6,981,202)	(480,926)	(8,502,399)

(132,424)	(2,534,575)	(216,996)	(3,817,990)

259,121	5,420,920	245,826	4,327,210
60,767	1,353,048	61,086	1,087,285
(268,107)	(5,553,366)	(261,227)	(4,566,541)

51,781	1,220,602	45,685	847,954

8,352,225	174,645,847	8,663,661	150,445,372
1,716,355	38,400,116	1,346,111	24,114,871
(4,560,342)	(94,986,195)	(4,146,435)	(72,522,372)

5,508,238	118,059,768	5,863,337	102,037,871

359,776	7,645,692	260,484	4,543,950
15,565	350,306	7,131	128,244
(157,362)	(3,352,571)	(92,570)	(1,624,884)

217,979	4,643,427	175,045	3,047,310

8,715,283	$186,584,507	6,495,323	$114,904,085

GOLDMAN SACHS TOLLKEEPER FUNDSM
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
	Net asset					Net asset
	value,	Net	Net realized		Total from	value,
	beginning	investment	and unrealized		investment	end of	Total
Year - Share Class	of year	loss(a)	gain (loss)		operations	year	return(b)

FOR THE YEARS ENDED DECEMBER 31,

2006 - A	$8.02	$(0.10)	$1.12	(d)	$1.02	$9.04	12.72	%(c)
2006 - B	7.65	(0.15)	1.05	(d)	0.90	8.55	11.76	(c)
2006 - C	7.64	(0.15)	1.06	(d)	0.91	8.55	11.91	(c)
2006 - Institutional	8.23	(0.06)	1.14	(d)	1.08	9.31	13.12	(c)
2006 - Service	7.99	(0.10)	1.10	(d)	1.00	8.99	12.52	(c)

2005 - A	7.87	(0.08)	0.23		0.15	8.02	1.91
2005 - B	7.56	(0.13)	0.22		0.09	7.65	1.19
2005 - C	7.55	(0.13)	0.22		0.09	7.64	1.19
2005 - Institutional	8.04	(0.05)	0.24		0.19	8.23	2.36
2005 - Service	7.85	(0.09)	0.23		0.14	7.99	1.78

2004 - A	6.99	(0.04)	0.92		0.88	7.87	12.59
2004 - B	6.77	(0.09)	0.88		0.79	7.56	11.67
2004 - C	6.76	(0.09)	0.88		0.79	7.55	11.69
2004 - Institutional	7.11	(0.02)	0.95		0.93	8.04	13.08
2004 - Service	6.96	(0.04)	0.93		0.89	7.85	12.79

2003 - A	4.80	(0.08)	2.27		2.19	6.99	45.63
2003 - B	4.68	(0.12)	2.21		2.09	6.77	44.66
2003 - C	4.67	(0.12)	2.21		2.09	6.76	44.75
2003 - Institutional	4.86	(0.05)	2.30		2.25	7.11	46.30
2003 - Service	4.78	(0.08)	2.26		2.18	6.96	45.61

2002 - A	7.91	(0.08)	(3.03)		(3.11)	4.80	(39.32)
2002 - B	7.77	(0.12)	(2.97)		(3.09)	4.68	(39.77)
2002 - C	7.77	(0.12)	(2.98)		(3.10)	4.67	(39.90)
2002 - Institutional	7.98	(0.06)	(3.06)		(3.12)	4.86	(39.10)
2002 - Service	7.89	(0.09)	(3.02)		(3.11)	4.78	(39.42)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Total return reflects the impact of payments received for class action settlements received this year. Excluding such payments, the total return would have been 12.22%, 11.24%, 11.39%, 12.64% and 12.02%, respectively.
(d)	Reflects an increase of $0.04 per share and 0.47% of average net assets due to payments received for class action settlements received this year.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TOLLKEEPER FUNDSM

			Ratios assuming no
			expense reductions

Net assets,		Ratio of		Ratio of
end of	Ratio of net	net investment	Ratio of total	net investment	Portfolio
year	expenses to	loss to	expenses to	loss to	turnover
(in 000s)	average net assets	average net assets	average net assets	average net assets	rate

$108,340	1.49%	(1.14)%	1.59%	(1.24)%	35%
93,722	2.24	(1.89)	2.34	(1.99)	35
51,346	2.24	(1.89)	2.34	(1.99)	35
15,659	1.09	(0.75)	1.19	(0.85)	35
160	1.59	(1.24)	1.69	(1.34)	35

125,718	1.50	(1.10)	1.56	(1.16)	48
120,415	2.25	(1.85)	2.31	(1.91)	48
60,638	2.25	(1.85)	2.31	(1.91)	48
8,819	1.10	(0.70)	1.16	(0.76)	48
100	1.60	(1.20)	1.66	(1.26)	48

158,079	1.50	(0.55)	1.56	(0.61)	37
163,502	2.25	(1.31)	2.31	(1.37)	37
79,210	2.25	(1.31)	2.31	(1.37)	37
11,323	1.10	(0.31)	1.16	(0.37)	37
121	1.60	(0.57)	1.66	(0.63)	37

180,819	1.50	(1.30)	1.55	(1.35)	27
189,420	2.25	(2.04)	2.30	(2.09)	27
92,752	2.25	(2.04)	2.30	(2.09)	27
27,687	1.10	(0.89)	1.15	(0.94)	27
48	1.60	(1.39)	1.65	(1.44)	27

147,055	1.51	(1.46)	1.56	(1.51)	28
154,251	2.26	(2.21)	2.31	(2.26)	28
74,765	2.26	(2.21)	2.31	(2.26)	28
15,920	1.11	(1.06)	1.16	(1.11)	28
74	1.61	(1.56)	1.66	(1.61)	28

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations
					Distributions
	Net asset	Net			to shareholders
	value,	investment	Net realized	Total from	from net
	beginning	income	and unrealized	investment	investment
Year - Share Class	of year	(loss)(a)	gain (loss)	operations	income

FOR THE YEARS ENDED DECEMBER 31,

2006 - A	$10.39	$0.08	$1.32	$1.40	$(0.07)
2006 - B	10.04	— (c)	1.26	1.26	—
2006 - C	10.02	— (c)	1.25	1.25	—
2006 - Institutional	10.56	0.14	1.31	1.45	(0.10)
2006 - Service	10.37	0.07	1.30	1.37	(0.04)

2005 - A	9.56	0.04	0.80	0.84	(0.01)
2005 - B	9.30	(0.03)	0.77	0.74	—
2005 - C	9.28	(0.03)	0.77	0.74	—
2005 - Institutional	9.70	0.09	0.81	0.90	(0.04)
2005 - Service	9.54	0.03	0.80	0.83	—

2004 - A	8.09	0.06	1.45	1.51	(0.04)
2004 - B	7.90	(0.01)	1.41	1.40	—
2004 - C	7.88	(0.01)	1.41	1.40	—
2004 - Institutional	8.21	0.10	1.47	1.57	(0.08)
2004 - Service	8.06	0.05	1.44	1.49	(0.01)

2003 - A	6.27	0.02	1.80	1.82	—
2003 - B	6.16	(0.03)	1.77	1.74	—
2003 - C	6.15	(0.03)	1.76	1.73	—
2003 - Institutional	6.33	0.05	1.83	1.88	—
2003 - Service	6.24	0.01	1.81	1.82	—

2002 - A	7.92	0.01	(1.66)	(1.65)	—
2002 - B	7.84	(0.04)	(1.64)	(1.68)	—
2002 - C	7.82	(0.04)	(1.63)	(1.67)	—
2002 - Institutional	7.96	0.04	(1.67)	(1.63)	—
2002 - Service	7.90	— (c)	(1.66)	(1.66)	—

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
(c)	Less than $0.005 per share.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS STRUCTURED TAX-MANAGED EQUITY FUND

					Ratios assuming no
					expense reductions

				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	income (loss)	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$11.72	13.34%	$138,732	1.09%	0.77%	1.32%	0.54%	90%
11.30	12.55	24,820	1.84	(0.01)	2.07	(0.24)	90
11.27	12.48	29,340	1.84	0.01	2.07	(0.22)	90
11.91	13.76	61,338	0.69	1.21	0.92	0.98	90
11.70	13.21	354	1.19	0.63	1.42	0.40	90

10.39	8.77	76,268	1.19	0.45	1.55	0.10	92
10.04	7.96	25,218	1.94	(0.33)	2.29	(0.68)	92
10.02	7.97	22,687	1.94	(0.33)	2.29	(0.68)	92
10.56	9.25	17,843	0.79	0.89	1.15	0.52	92
10.37	8.70	411	1.29	0.32	1.64	(0.03)	92

9.56	18.69	40,125	1.21	0.64	1.57	0.28	102
9.30	17.72	27,405	1.96	(0.12)	2.32	(0.48)	102
9.28	17.77	22,431	1.96	(0.12)	2.32	(0.48)	102
9.70	19.10	4,177	0.81	1.16	1.17	0.80	102
9.54	18.54	553	1.31	0.50	1.67	0.14	102

8.09	29.03	35,664	1.25	0.25	1.57	(0.07)	73
7.90	28.25	26,689	2.00	(0.50)	2.32	(0.82)	73
7.88	28.13	22,832	2.00	(0.50)	2.32	(0.82)	73
8.21	29.70	2,814	0.85	0.65	1.17	0.33	73
8.06	29.17	856	1.35	0.15	1.67	(0.17)	73

6.27	(20.83)	38,013	1.26	0.11	1.48	(0.11)	81
6.16	(21.43)	24,066	2.01	(0.64)	2.23	(0.86)	81
6.15	(21.36)	21,711	2.01	(0.64)	2.23	(0.86)	81
6.33	(20.48)	5,863	0.86	0.52	1.08	0.30	81
6.24	(21.01)	729	1.36	0.03	1.58	(0.19)	81

GOLDMAN SACHS REAL ESTATE SECURITIES FUND
Financial Highlights
Selected Data for a Share Outstanding Throughout Each Year

		Income (loss) from
		investment operations			Distributions to shareholders

	Net asset
	value,	Net	Net realized	Total from	From net	From net	From tax
	beginning	investment	and unrealized	investment	investment	realized	return of	Total
Year - Share Class	of year	income(a)	gain (loss)	operations	income	gains	capital	distributions

FOR THE YEARS ENDED DECEMBER 31,

2006 - A	$18.04	$0.22	$5.94	$6.16	$(0.33)	$(1.47)	$—	$(1.80)
2006 - B	18.10	0.05	5.97	6.02	(0.21)	(1.47)	—	(1.68)
2006 - C	17.96	0.06	5.90	5.96	(0.21)	(1.47)	—	(1.68)
2006 - Institutional	18.10	0.31	5.96	6.27	(0.39)	(1.47)	—	(1.86)
2006 - Service	18.13	0.22	5.94	6.16	(0.31)	(1.47)	—	(1.78)

2005 - A	17.29	0.25	1.93	2.18	(0.34)	(1.09)	—	(1.43)
2005 - B	17.34	0.10	1.96	2.06	(0.21)	(1.09)	—	(1.30)
2005 - C	17.22	0.12	1.93	2.05	(0.22)	(1.09)	—	(1.31)
2005 - Institutional	17.34	0.34	1.92	2.26	(0.41)	(1.09)	—	(1.50)
2005 - Service	17.37	0.27	1.91	2.18	(0.33)	(1.09)	—	(1.42)

2004 - A	13.98	0.29	4.39	4.68	(0.34)	(1.03)	—	(1.37)
2004 - B	14.04	0.17	4.40	4.57	(0.24)	(1.03)	—	(1.27)
2004 - C	13.95	0.17	4.38	4.55	(0.25)	(1.03)	—	(1.28)
2004 - Institutional	14.02	0.35	4.40	4.75	(0.40)	(1.03)	—	(1.43)
2004 - Service	14.05	0.33	4.35	4.68	(0.33)	(1.03)	—	(1.36)

2003 - A	10.53	0.41	3.63	4.04	(0.43)	(0.16)	—	(0.59)
2003 - B	10.57	0.31	3.66	3.97	(0.34)	(0.16)	—	(0.50)
2003 - C	10.51	0.31	3.63	3.94	(0.34)	(0.16)	—	(0.50)
2003 - Institutional	10.55	0.46	3.65	4.11	(0.48)	(0.16)	—	(0.64)
2003 - Service	10.57	0.47	3.59	4.06	(0.42)	(0.16)	—	(0.58)

2002 - A	10.85	0.46	(0.14)	0.32	(0.31)	(0.27)	(0.06)	(0.64)
2002 - B	10.90	0.40	(0.16)	0.24	(0.24)	(0.27)	(0.06)	(0.57)
2002 - C	10.84	0.39	(0.16)	0.23	(0.23)	(0.27)	(0.06)	(0.56)
2002 - Institutional	10.87	0.51	(0.14)	0.37	(0.36)	(0.27)	(0.06)	(0.69)
2002 - Service	10.90	0.42	(0.11)	0.31	(0.31)	(0.27)	(0.06)	(0.64)

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the net asset value at the beginning of the year, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the year and no sales or redemption charges. Total return would be reduced if a sales or redemption charge were taken into account. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
 The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

					Ratios assuming no
					expense reductions

				Ratio of	Ratio of	Ratio of
		Net assets,	Ratio of	net investment	total	net investment
Net asset		end of	net expenses	income	expenses	income	Portfolio
value, end	Total	year	to average	to average	to average	to average	turnover
of year	return(b)	(in 000s)	net assets	net assets	net assets	net assets	rate

$22.40	34.31%	$442,983	1.44%	1.05%	1.50%	0.99%	30%
22.44	33.33	23,799	2.19	0.24	2.25	0.18	30
22.24	33.29	25,948	2.19	0.27	2.25	0.21	30
22.51	34.86	557,831	1.04	1.47	1.10	1.41	30
22.51	34.17	12,081	1.54	1.05	1.60	0.99	30

18.04	12.83	301,360	1.44	1.42	1.53	1.33	19
18.10	12.03	21,597	2.19	0.58	2.28	0.50	19
17.96	12.03	20,020	2.19	0.65	2.28	0.56	19
18.10	13.30	348,872	1.04	1.89	1.13	1.80	19
18.13	12.76	5,778	1.54	1.49	1.64	1.40	19

17.29	34.28	277,873	1.44	1.92	1.62	1.74	30
17.34	33.24	24,452	2.19	1.12	2.28	1.03	30
17.22	33.26	18,410	2.19	1.13	2.28	1.04	30
17.34	34.76	232,525	1.04	2.34	1.13	2.25	30
17.37	34.15	2,496	1.54	2.19	1.63	2.10	30

13.98	39.25	189,164	1.44	3.37	1.81	3.00	17
14.04	38.27	19,728	2.19	2.58	2.31	2.46	17
13.95	38.24	13,732	2.19	2.62	2.31	2.50	17
14.02	39.90	125,388	1.04	3.81	1.16	3.69	17
14.05	39.24	130	1.54	3.78	1.66	3.66	17

10.53	2.91	123,487	1.45	4.08	1.84	3.69	37
10.57	2.12	14,256	2.20	3.61	2.34	3.47	37
10.51	2.11	9,072	2.20	3.56	2.34	3.42	37
10.55	3.31	76,792	1.05	4.53	1.19	4.39	37
10.57	2.78	30	1.55	3.97	1.69	3.83	37

Report of Independent Registered Public Accounting Firm
To the Shareholders and Board of Trustees
Goldman Sachs Trust
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Goldman Sachs Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund (formerly, Goldman Sachs CORE Tax-Managed Equity Fund) and Goldman Sachs Real Estate Securities Fund (three of the funds comprising the Goldman Sachs Trust) (the “Funds”), as of December 31, 2006, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Goldman Sachs Tollkeeper Fund, Goldman Sachs Structured Tax-Managed Equity Fund and Goldman Sachs Real Estate Securities Fund at December 31, 2006, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 23, 2007

GOLDMAN SACHS SPECIALTY FUNDS I
Fund Expenses (Unaudited) — Six Month Period Ended December 31, 2006
          As a shareholder of Class A, Class B, Class C, Institutional or Service Shares of the Funds you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares) and contingent deferred sales charges (loads) on redemptions (with respect to Class B and Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class B and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs of investing in other mutual funds.
          The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2006 through December 31, 2006.
Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account for this period.
Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
          Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Tollkeeper Fund				Structured Tax-Managed Equity Fund				Real Estate Securities Fund

				Expenses				Expense				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
Share	Account	Account Value		6 months ended	Account	Account Value		6 months ended	Account	Account Value		6 months ended
Class	Value 7/1/06	12/31/06		12/31/06*	Value 7/1/06	12/31/06		12/31/06*	Value 7/1/06	12/31/06		12/31/06*

Class A
Actual	$1,000.00	$1,144.30		$8.10	$1,000.00	$1,092.40		$5.72	$1,000.00	$1,181.50		$7.93
Hypothetical 5% return	1,000.00	1,017.65	+	7.62	1,000.00	1,019.74	+	5.52	1,000.00	1,017.94	+	7.33

Class B
Actual	1,000.00	1,140.00		12.13	1,000.00	1,088.60		9.65	1,000.00	1,176.60		12.02
Hypothetical 5% return	1,000.00	1,013.87	+	11.42	1,000.00	1,015.97	+	9.31	1,000.00	1,014.16	+	11.13

Class C
Actual	1,000.00	1,140.70		12.13	1,000.00	1,088.90		9.66	1,000.00	1,177.20		12.03
Hypothetical 5% return	1,000.00	1,013.87	+	11.42	1,000.00	1,015.97	+	9.31	1,000.00	1,014.16	+	11.13

Institutional
Actual	1,000.00	1,146.60		5.96	1,000.00	1,095.10		3.62	1,000.00	1,184.00		5.73
Hypothetical 5% return	1,000.00	1,019.65	+	5.61	1,000.00	1,021.75	+	3.49	1,000.00	1,019.95	+	5.30

Service
Actual	1,000.00	1,143.80		8.63	1,000.00	1,093.10		6.25	1,000.00	1,180.90		8.47
Hypothetical 5% return	1,000.00	1,017.16	+	8.12	1,000.00	1,019.24	+	6.02	1,000.00	1,017.44	+	7.83

*	Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended December 31, 2006. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class B	Class C	Institutional	Service

Tollkeeper	1.50%	2.25%	2.25%	1.10%	1.60%
Structured Tax-Managed Equity	1.09	1.83	1.83	0.69	1.18
Real Estate Securities	1.44	2.19	2.19	1.04	1.54

+	Hypothetical expenses are based on each Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS SPECIALTY FUNDS I
Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

Ashok N. Bakhru Age: 64	Chairman of the Board of Trustees	Since 1991	President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President — Finance and Administration and Chief Financial Officer, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998- 2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors — III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

			Chairman of the Board of Trustees — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

John P. Coblentz, Jr. Age: 65	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003). Director, Emerging Markets Group, Ltd (2004-2006); Director, Elderhostel, Inc. (2006-Present). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Patrick T. Harker Age: 48	Trustee	Since 2000	Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-Present); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Mary P. McPherson Age: 71	Trustee	Since 1997	Vice President, The Andrew W. Mellon Foundation (provider of grants for conservation, environmental and educational purposes) (October 1997-Present); Director, Smith College (1998-Present); Director, Josiah Macy, Jr. Foundation (health educational programs) (1977-Present); Director, Philadelphia Contributionship (insurance) (1985-Present); Director Emeritus, Amherst College (1986-1998); Director, The Spencer Foundation (educational research) (1993-February 2003); member of PNC Advisory Board (banking) (1993-1998); Director, American School of Classical Studies in Athens (1997-Present); and Trustee, Emeriti Retirement Health Solutions (post-retirement medical insurance program for non-profit institutions) (Since 2005).

			Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

Richard P. Strubel Age: 67	Trustee	Since 1987	Vice Chairman and Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	Gildan Activewear Inc. (clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the internet); Northern Mutual Fund Complex (58 Portfolios).

GOLDMAN SACHS SPECIALTY FUNDS I
Trustees and Officers (Unaudited) (continued)
Interested Trustee

Number of
		Term of		Portfolios in
	Position(s)	Office and		Fund Complex	Other
Name,	Held with	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	the Trust[2]	Time Served[3]	During Past 5 Years	Trustee[4]	Held by Trustee[5]

*Alan A. Shuch Age: 57	Trustee	Since 1990	Advisory Director — GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994- May 1999). Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies).	77	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	The Trust is a successor to a Massachusetts business trust that was combined with the Trust on April 30, 1997.
[3]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the date the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[4]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of December 31, 2006, the Trust consisted of 65 portfolios, including the Funds described in this Annual Report, and Goldman Sachs Variable Insurance Trust consisted of 12 portfolios.
[5]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
Additional information about the Trustees is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS SPECIALTY FUNDS I
Trustees and Officers (Unaudited) (continued)
Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Age And Address	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

Kaysie P. Uniacke 32 Old Slip New York, NY 10005 Age: 45	President	Since 2002	Managing Director, Goldman Sachs (1997-Present).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies). (August 2001 to December 2006).

President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Assistant Secretary — Goldman Sachs Mutual Fund Complex (1997-2002) (registered investment companies).

Trustee — Gettysburg College.

James A. Fitzpatrick 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 46	Vice President	Since 1997	Managing Director, Goldman Sachs (October 1999-Present); and Vice President of GSAM (April 1997-December 1999). Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

James A. McNamara 71 South Wacker Drive Suite 500 Chicago, IL 60606 Age: 44	Vice President	Since 2001	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

Vice President — Goldman Sachs Mutual Fund Complex (registered investment companies).

Trustee — Goldman Sachs Mutual Fund Complex (registered investment companies) (December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 42	Treasurer	Since 1997	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer — Goldman Sachs Mutual Fund Complex (registered investment companies).

Peter V. Bonanno 32 Old Slip New York, NY 10005 Age: 37	Secretary	Since 2006	Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President Goldman Sachs (1999-2006); Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary — Goldman Sachs Mutual Fund Complex (registered investment companies).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Funds’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.
Goldman Sachs Specialty Funds I — Tax Information (Unaudited)
For the year ended December 31, 2006, 100% and 0.24% of the dividends paid from net investment company taxable income by the Structured Tax-Managed Equity Fund and Real Estate Securities Fund, respectively, qualify for the dividends received deduction available to corporations.
Pursuant to Section 852 of the Internal Revenue Code, the Real Estate Securities Fund designated $63,971,386 as capital gain dividends paid during the year ended December 31, 2006.
For the year ended December 31, 2006, 100% and 0.27% of the dividends paid from net investment company taxable income by the Structured Tax-Managed Equity Fund and Real Estate Securities Fund, respectively, qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.
Pursuant to Section 871(k) of the Internal Revenue Code, the Real Estate Securities Fund designated $6,068,174 as short-term capital gain dividends paid during the year ended December 31, 2006.

FUNDS PROFILE
Goldman Sachs Funds
Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.
Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $664.4 billion in assets under management as of December 31, 2006 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.
GOLDMAN SACHS FUNDS
In building a globally diversified portfolio, you can select from more than 50 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market Funds[1] Fixed Income Funds
▪  Enhanced Income Fund
▪  Ultra-Short Duration Government Fund
▪  Short Duration Government Fund
▪  Short Duration Tax-Free Fund
▪  California Intermediate AMT-Free Municipal Fund
▪  New York Intermediate AMT-Free Municipal Fund
▪  Tennessee Municipal Fund
▪  Municipal Income Fund
▪  U.S. Mortgages Fund
▪  Government Income Fund
▪  Core Fixed Income Fund
▪  Core Plus Fixed Income Fund
▪  Investment Grade Credit Fund
▪  Global Income Fund
▪  High Yield Municipal Fund
▪  High Yield Fund
▪ Emerging Markets Debt Fund	Domestic Equity Funds
▪  Balanced Fund
▪  Growth and Income Fund
▪  Structured Large Cap Value Fund
▪  Large Cap Value Fund
▪  Structured U.S. Equity Fund
▪  Structured U.S. Equity Flex Fund
▪  Structured Large Cap Growth Fund
▪  Capital Growth Fund
▪  Strategic Growth Fund
▪  Concentrated Growth Fund
▪  Mid Cap Value Fund
▪  Growth Opportunities Fund
▪  Small/Mid Cap Growth Fund
▪  Structured Small Cap Equity Fund
▪ Small Cap Value Fund	International Equity Funds
▪  Structured International Equity Fund
▪  Structured International Equity Flex Fund
▪  Concentrated International Equity Fund [2] ▪  Japanese Equity Fund
▪  International Small Cap Fund
▪  Asia Equity Fund
▪  Emerging Markets Equity Fund
▪  BRIC Fund (Brazil, Russia, India, China)

Asset Allocation Funds[3] Specialty Funds[3] ▪  U.S. Equity Dividend and Premium Fund
▪  Structured Tax-Managed Equity Fund[2] ▪  Real Estate Securities Fund
▪  International Real Estate Securities Fund
▪ Tollkeeper FundSM

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Effective December 26, 2006, the International Equity Fund was renamed the Concentrated International Equity Fund.

[3]	Individual Funds within the Asset Allocation and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Asset Allocation or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

GOLDMAN SACHS ASSET MANAGEMENT, L.P. 32 OLD SLIP, 32ND FLOOR, NEW YORK, NEW YORK 10005

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Patrick T. Harker Mary Patterson McPherson Alan A. Shuch Richard P. Strubel	OFFICERS Kaysie P. Uniacke, President James A. Fitzpatrick, Vice President James A. McNamara, Vice President John M. Perlowski, Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO. Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser
Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.
The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.
The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Funds’ first and third fiscal quarters. When available, the Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may invest in foreign securities, which may be more volatile and less liquid than investment in U.S. securities and will be subject to the risks of currency fluctuations and sudden economic or political developments. At times, the Funds may be unable to sell certain of their portfolio securities without a substantial drop in price, if at all.
The Goldman Sachs TollkeeperSM and Real Estate Securities Funds may participate in the Initial Public Offering (IPO) market, and a portion of the Funds’ returns consequently may be attributable to its investment in IPOs. The market value of IPO shares may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, and the small number of shares available for trading and limited information about the issuer. When a fund’s asset base is small, IPOs may have a magnified impact on the fund’s performance. As a fund’s assets grow, it is probable that the effect of the fund’s investment in IPOs on its total returns may not be as significant, which could reduce the fund’s performance.
Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Funds’ entire investment portfolio, which may change at any time. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.
Goldman Sachs Tollkeeper FundSM and CORESM are registered service marks of Goldman, Sachs & Co.
This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Fund’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Funds.

Copyright 2007 Goldman, Sachs & Co. All rights reserved. 07-370	SPECAR / 79.1K / 02-07

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees paid by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2006	2005	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,071,400	$762,000	Financial statement audits

• Ernst & Young LLP (“E&Y”)	$848,750	$427,000	Financial statement audits

Audit-Related Fees:

• PwC	$195,000	$234,400	Other attest services

• E&Y	$0	$0

Tax Fees:

• PwC	$281,400	$176,800	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

• E&Y	$107,400	$84,850	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

All Other Fees:

• PwC	$0	$0

• E&Y	$0	$0

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2006	2005	Description of Services Rendered
Audit Fees:

• E&Y	$94,130	$18,325	Audit fees borne by the funds’ adviser

Audit-Related Fees:

• PwC	$937,000	$683,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

• PwC	$10,000	$0	Audit related time borne by the funds’ adviser

• E&Y	$0	$0

Tax Fees:

• PwC	$0	$0

• E&Y	$0	$0

All Other Fees:

• PwC	$125,500	$0	Review of fund reorganization documents.

• E&Y	$70,000	$309,782	Review of fund merger documents (2006). Assistance in developing and executing testing plans for the compliance policies and procedures for Goldman Sachs Asset Management, L.P. and Goldman Sachs Mutual Funds (2005).

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $476,400 and $411,200 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 25, 2006 and November 26, 2005 were approximately $5.9 million and $5.2 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

The aggregate non-audit fees billed to GST by Ernst & Young LLP for the 12 months ended December 31, 2006 and December 31, 2005 were approximately $107,400 and $84,850, respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by Ernst & Young LLP for non-audit services for the twelve months ended December 31, 2006 and December 31, 2005 were approximately $55.9  million and $49.0 million, respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2005 and 2006 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kaysie P. Uniacke

Kaysie P. Uniacke
President/Principal Executive Officer
Goldman Sachs Trust

Date:	March 9, 2007

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	March 9, 2007